SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

Preliminary information statement

Definitive information statement

Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

REVLON, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

237 PARK AVENUE
NEW YORK, NEW YORK 10017
TO BE EFFECTIVE ON December         , 2007

DATE FIRST MAILED TO STOCKHOLDERS: November         , 2007

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

To the stockholders of
Revlon, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Revlon, Inc., a Delaware corporation (the ‘‘Company’’), in connection with action taken by the holders of at least a majority of the issued and outstanding voting securities of the Company, approving, by written consent dated November 2, 2007, the amendment and restatement of the Second Amended and Restated Revlon, Inc. Stock Plan (the ‘‘Stock Plan’’) to principally: (1) rename the Stock Plan as the Third Amended and Restated Revlon, Inc. Stock Plan; (2) increase the aggregate number of shares of the Company’s Class A common stock with respect to which awards may be granted under the Stock Plan from 40,650,000 to 65,650,000 (subject to the adjustment provisions contained in the Stock Plan); (3) remove the provision of the Stock Plan restricting to 15,000,000 the number of shares of the Company’s Class A common stock with respect to which awards of restricted and unrestricted stock and restricted stock units may be granted under the Stock Plan and to make certain conforming changes to reflect this change; (4) increase, from 4,065,000 to 6,565,000 (subject to the adjustment provisions contained in the Stock Plan), the number of awards that may be granted under the Stock Plan as restricted and unrestricted stock and restricted stock units without the minimum vesting requirements applicable to such awards under the Stock Plan; and (5) provide that shares withheld by the Company for the payment of taxes upon vesting of awards will become available for subsequent grants of awards (including restricted stock) under the Stock Plan. The primary purpose of these amendments is to afford the Company greater flexibility in the administration of the Stock Plan in furtherance of its efforts to provide meaningful equity-based retention incentives for key existing employees and recruitment incentives for new employees who are expected to contribute to the continued execution of the Company’s business strategy.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

As the matters set forth in this Notice and accompanying Information Statement have been duly authorized and approved by the written consent of the holders of at least a majority of the Company’s issued and outstanding voting securities, your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by Section 228 of the Delaware General Corporation Law of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By order of the Board of Directors,
Robert K. Kretzman Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

New York, NY
November         , 2007

ABOUT THIS INFORMATION STATEMENT	1
General	1
Reason for the Written Consent	1
Voting and Vote Required	2
Notice Pursuant to Section 228	2
Dissenters’ Rights of Appraisal	3
Householding of Stockholder Materials	3
Interest of Certain Persons in or Opposition to Matters Being Acted Upon	3
APPROVAL OF THE THIRD AMENDED AND RESTATED REVLON, INC. STOCK PLAN	3
Summary of the Third Amended and Restated Revlon, Inc. Stock Plan	4
Description of the Stock Plan Terms	4
Eligibility and Types of Awards	4
Stock Options Under the Stock Plan	4
Available Shares	6
Administration	7
Award Types	7
Special Vesting Rules	9
Effect of Termination of Employment/Service	10
Effect of Certain Changes	11
Amendment and Termination	11
Payment of Taxes	11
CERTAIN FEDERAL INCOME TAX EFFECTS	12
Non-Qualified Stock Options	12
Incentive Stock Options	12
COMPENSATION DISCUSSION AND ANALYSIS	13
Objectives of the Company’s Compensation Program and What it is Designed to Reward	13
Each Element of Compensation and Why the Company Chooses to Pay It	13
How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit Into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements	17
COMPENSATION COMMITTEE	19
Compensation Committee Interlocks and Insider Participation	19
Compensation Committee Report	19
EXECUTIVE COMPENSATION	20
Summary Compensation	20
Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control	23
Executive Severance Policy	29
GRANTS OF PLAN-BASED AWARDS	30
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END	31
OPTIONS EXERCISED AND STOCK VESTED	34
PENSION BENEFITS	35
NON-QUALIFIED DEFERRED COMPENSATION	38
DIRECTOR COMPENSATION	38
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	41
EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2006	44
APPENDIX 1 — Third Amended and Restated Revlon, Inc. Stock Plan	A-1

REVLON, INC.
237 PARK AVENUE
NEW YORK, NEW YORK 10017

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

ABOUT THIS INFORMATION STATEMENT

General

This Information Statement is being furnished by Revlon, Inc., a Delaware corporation (‘‘Revlon’’ or the ‘‘Company’’), in connection with action taken by the holders of at least a majority of the Company’s issued and outstanding voting securities, approving, by written consent dated November 2, 2007, the amendment and restatement of the Second Amended and Restated Revlon, Inc. Stock Plan (the ‘‘Stock Plan’’) to principally: (1) rename the Stock Plan as the Third Amended and Restated Revlon, Inc. Stock Plan; (2) increase the aggregate number of shares of the Company’s Class A common stock with respect to which awards may be granted under the Stock Plan from 40,650,000 to 65,650,000 (subject to the adjustment provisions contained in the Stock Plan); (3) remove the provision of the Stock Plan restricting to 15,000,000 the number of shares of the Company’s Class A common stock with respect to which awards of restricted and unrestricted stock and restricted stock units may be granted under the Stock Plan and to make certain conforming changes to reflect this change; (4) increase, from 4,065,000 to 6,565,000 (subject to the adjustment provisions contained in the Stock Plan), the number of awards that may be granted under the Stock Plan as restricted and unrestricted stock and restricted stock units without the minimum vesting requirements applicable to such awards under the Stock Plan; and (5) provide that shares withheld by the Company for the payment of taxes upon vesting of awards will become available for subsequent grants of awards (including restricted stock) under the Stock Plan. The primary purpose of these amendments is to afford the Company greater flexibility in the administration of the Stock Plan in furtherance of its efforts to provide meaningful equity-based retention incentives for key existing employees and recruitment incentives for new employees who are expected to contribute to the continued execution of the Company’s business strategy.

This Information Statement is being provided pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), to all holders of the Company’s Class A common stock (‘‘Class A Common Stock’’) and Class B common stock (‘‘Class B Common Stock’’ and, together with the Class A Common Stock, the ‘‘Common Stock’’) of record as of November 2, 2007 (the ‘‘Record Date’’), and is being mailed on or about November         , 2007 to such stockholders. The Company anticipates that the amendment and restatement of the Stock Plan will take effect on December         , 2007.

The Company’s principal executive offices are located at 237 Park Avenue, New York, New York 10017, and the Company’s telephone number is (212) 527-4000.

Reason for the Written Consent

The Stock Plan Amendment and Restatement

On November 1, 2007, the Company’s Board of Directors, acting upon the recommendation of its Compensation and Stock Plan Committee (the ‘‘Compensation Committee’’), approved, subject to stockholder approval, an amendment and restatement of the Company’s Stock Plan (the ‘‘Stock Plan Amendment and Restatement’’) to: (1) rename the Stock Plan as the Third Amended and Restated Revlon, Inc. Stock Plan; (2) increase the aggregate number of shares of the Company’s Class A Common Stock with respect to which awards may be granted under the Stock Plan from 40,650,000 to 65,650,000

(subject to the adjustment provisions contained in the Stock Plan); (3) remove the provision of the Stock Plan restricting to 15,000,000 the number of shares of the Company’s Class A Common Stock with respect to which awards of restricted and unrestricted stock and restricted stock units may be granted under the Stock Plan and to make certain conforming changes to reflect this change; (4) increase, from 4,065,000 to 6,565,000 (subject to the adjustment provisions contained in the Stock Plan), the number of awards that may be granted under the Stock Plan as restricted and unrestricted stock and restricted stock units without the minimum vesting requirements under the Stock Plan; and (5) provide that shares withheld by the Company for the payment of taxes upon vesting of awards will become available for subsequent grants of awards (including restricted stock) under the Stock Plan. The Stock Plan Amendment and Restatement was reviewed and recommended for the Board’s approval, subject to further stockholder approval, by the Board’s Compensation Committee at a duly convened meeting held on November 1, 2007. The primary purpose of the amendments is to afford the Company greater flexibility in the administration of the Stock Plan in furtherance of its efforts to provide meaningful equity-based retention incentives for key existing employees and recruitment incentives for new employees who are expected to contribute to the continued execution of the Company’s business strategy.

The Action by Written Consent

On November 2, 2007, MacAndrews & Forbes Holdings Inc., a corporation wholly owned by Ronald O. Perelman, Chairman of the Company’s Board of Directors, and certain of such entity’s affiliates and related parties (together, ‘‘M&F’’), delivered to the Company an executed written consent of stockholders approving the Stock Plan Amendment and Restatement (the ‘‘Written Consent’’). As of such date, M&F beneficially owned approximately 60% of the Company’s Common Stock (including 45,616,141 shares of Revlon’s Class A Common Stock beneficially owned by a family member of Ronald O. Perelman with respect to which shares MacAndrews & Forbes Holdings Inc. holds a voting proxy), together representing approximately 74% of the combined voting power of Revlon’s Common Stock.

Voting and Vote Required

As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the holders of at least a majority of the Company’s issued and outstanding voting securities, the Company is not seeking consent, authorizations or proxies from you. Section 228 of the Delaware General Corporation Law (‘‘Section 228’’) provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval by at least a majority of the outstanding voting power of the shares of Common Stock present and voting on the matter at a meeting would be required to approve the Stock Plan Amendment and Restatement, which approval has been duly secured by written consent executed and delivered in writing to the Company by M&F, as noted above.

As of the Record Date, the Company had 479,260,736 shares of Class A Common Stock and 31,250,000 shares of Class B Common Stock outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to 10 votes. On the Record Date, M&F beneficially owned, directly and indirectly, 274,834,793 shares, or approximately 57%, of the Company’s Class A Common Stock and all of the 31,250,000 shares of the Company’s Class B Common Stock, with such shares of Class A and Class B Common Stock together representing approximately 60% of the Company’s Common Stock and approximately 74% of the combined voting power of the Company’s Common Stock. Accordingly, the action by Written Consent executed by M&F on the Record Date pursuant to Section 228 and delivered to the Company is sufficient to approve the Stock Plan Amendment and Restatement and requires no further stockholder action.

Notice Pursuant to Section 228

Pursuant to Section 228, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.

Dissenters’ Rights of Appraisal

The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to the Company’s stockholders in connection with the matters approved by the Written Consent.

Householding of Stockholder Materials

Some banks, brokers and other nominee record holders may be participating in the practice of ‘‘householding’’ stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of this Information Statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this Information Statement to you if you write or call the Company at the following address or telephone number: Investor Relations Department, Revlon, Inc., 237 Park Avenue, New York, New York 10017, telephone: (212) 527-5230. If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact Revlon at the above address and telephone number.

Interest of Certain Persons in or Opposition to Matters Being Acted Upon.

The Stock Plan Amendment and Restatement described herein has been approved by the Company’s Board of Directors, including all of the Company’s independent directors, based upon, among other factors, the recommendation of the Board’s Compensation Committee and advice from Mercer Human Resource Consulting (‘‘Mercer’’), a nationally recognized, outside compensation advisor, and has been authorized and approved by M&F, in its capacity as the Company’s majority stockholder. The Company’s Directors and officers are eligible to receive awards under the Stock Plan, at the discretion of the Compensation Committee in its administration of the Stock Plan. Although the Company cannot currently determine the number of shares subject to awards that may be granted in the future to the Company’s officers or Directors, each of them could be viewed as having a potential interest in the approval of the Stock Plan Amendment and Restatement in so far as they are eligible to be recipients of future stock-based awards under the Stock Plan.

APPROVAL OF THE THIRD AMENDED AND RESTATED REVLON, INC. STOCK PLAN

On November 1, 2007, the Company’s Board of Directors, acting upon the recommendation of its Compensation Committee, approved, subject to stockholder approval, the Stock Plan Amendment and Restatement. The Stock Plan Amendment and Restatement was reviewed and recommended for the Board’s approval, subject to further stockholder approval, by the Board’s Compensation Committee at a duly convened meeting held on November 1, 2007.

The Company’s Board of Directors adopted the Stock Plan Amendment and Restatement principally because the number of shares currently available for issuance as awards under the Stock Plan is insufficient to satisfy the expected foreseeable future requirements under the Stock Plan. The Company’s Board of Directors believes that grants under the Stock Plan will be an important element in retaining key existing employees and recruiting new employees who are expected to contribute to the continued execution of the Company’s business strategy. As of the Record Date, all outstanding stock options granted under the Stock Plan contained exercise prices substantially higher than the New York Stock Exchange (the ‘‘NYSE’’) price per share of the underlying Class A Common Stock, making outstanding stock options granted under the Stock Plan currently of no realizable economic value to the recipients on such date, thereby diminishing the intended retentive effect of these awards and thus subjecting the Company to increased challenges in terms of employee retention at a critical time in the Company’s business plan. The Company believes that amending the Stock Plan to make available for grant additional restricted stock awards would help offset these circumstances and help provide additional recruitment and retention incentives.

As of September 30, 2007, and before giving effect to the Stock Plan Amendment and Restatement, 8,137,486 shares were available for issuance under the Stock Plan; only 3,400,013 of such shares were available for awards of restricted and unrestricted stock and restricted stock units and only 720,800 of such shares were available for awards of restricted and unrestricted stock and restricted stock units without the minimum vesting requirements under the Stock Plan. After giving effect to the Stock Plan Amendment and Restatement, as of September 30, 2007, there would have been 33,137,486 shares available for issuance as awards under the Stock Plan, all of which could be issued as awards of stock options, stock appreciation rights, unrestricted stock, restricted stock or restricted stock units (subject to the terms of the Stock Plan), with 3,220,800 of such shares available for awards of restricted and unrestricted stock and restricted stock units without regard to the one-year and three-year minimum vesting requirements. The closing price of Revlon’s Class A Common Stock on the NYSE on September 28, 2007, the last NYSE trading date of September 2007, was $1.15.

Summary of the Third Amended and Restated Revlon, Inc. Stock Plan

The following summary of the Third Amended and Restated Revlon, Inc. Stock Plan is qualified in its entirety by the specific language of the Third Amended and Restated Revlon, Inc. Stock Plan (a copy of which is attached as Appendix I hereto). It should be noted that, although an entire description of the Third Amended and Restated Revlon, Inc. Stock Plan is provided, the only material differences in the terms of the Third Amended and Restated Revlon, Inc. Stock Plan from the terms of the Second Amended and Restated Revlon, Inc. Stock Plan is that the Third Amended and Restated Revlon, Inc. Stock Plan: (1) increases the aggregate number of shares of the Company’s Class A Common Stock with respect to which awards may be granted under the Stock Plan from 40,650,000 to 65,650,000 (subject to the adjustment provisions contained in the Stock Plan); (2) removes the provision of the Stock Plan restricting to 15,000,000 the number of shares of the Company’s Class A Common Stock with respect to which awards of restricted and unrestricted stock and restricted stock units may be granted under the Stock Plan and makes certain conforming changes to reflect this change; (3) increases, from 4,065,000 to 6,565,000 (subject to the adjustment provisions contained in the Stock Plan), the number of awards that may be granted under the Stock Plan as restricted and unrestricted stock and restricted stock units without regard to the minimum vesting requirements applicable to such awards under the Stock Plan; and (4) provides that shares withheld by the Company for the payment of taxes upon vesting of awards will become available for subsequent grants of awards (including restricted stock) under the Stock Plan.

Description of the Stock Plan Terms

Eligibility and Types of Awards

The Stock Plan provides for the granting of awards to such employees of the Company, its subsidiaries and its affiliates as the committee administering the Stock Plan, which is currently the Compensation Committee, may select from time to time. In addition, awards may be granted to Directors who currently are not receiving compensation as officers or employees of the Company or any of its affiliates (‘‘Non-Employee Directors’’). Awards under the Stock Plan may be made in the form of (i) incentive stock options (‘‘ISOs’’), which are designed to satisfy the applicable requirements set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), (ii) nonqualified stock options (‘‘NQSOs’’), which are not intended to satisfy such requirements (ISOs and NQSOs are collectively referred to as ‘‘Options’’), (iii) stock appreciation rights, either granted in tandem with an Option or independent of any Option (collectively, ‘‘SARs’’), (iv) restricted stock, (v) unrestricted stock and (vi) restricted stock unit Awards (‘‘Restricted Stock Units’’ and, collectively with all other award types, ‘‘Awards’’).

As of the Record Date, 282 employees and eight Non-Employee Directors had Awards outstanding under the Stock Plan. The benefits to be derived under the Stock Plan by participants cannot be determined, as the ultimate value of Awards under the Stock Plan depends on a variety of factors, including the market value of the Company’s Class A Common Stock, and future grants under the Stock Plan will be made at the sole discretion of the Compensation Committee, based on a variety of factors.

Stock Options Under the Stock Plan

From time to time, certain executive officers’ employment agreements and other new hire arrangements provide that management shall recommend to the Compensation Committee that such officers and employees, as the case may be, be granted Options to purchase a specified number of shares (or other types of Awards, as the case may be) (see ‘‘Executive Compensation — Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control’’).

As of September 30, 2007, Option Awards have been granted under the Stock Plan to certain individuals and groups as follows (all of such Option Awards have exercise prices which exceeded the $1.15 NYSE closing price per share of the Company’s Class A Common Stock on September 28, 2007 (the last NYSE trading date of September 2007) and thus had no realizable monetary value on such date):

	Options Granted Under the Stock Plan
The following executive officers and former executive officers:
David L. Kennedy	1,828,000
President and Chief Executive Officer
Jack L. Stahl	6,020,000	(a)
Former President and Chief Executive Officer
Alan T. Ennis	20,000
Executive Vice President and Chief Financial Officer
Robert K. Kretzman	1,196,500	(b)
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary
Thomas E. McGuire	1,225,000	(c)
Former Executive Vice President and President of International
All current executive officers as a group	3,044,500	(b)(d)
All current directors who are not executive officers as a group	1,908,832	(e)
Each associate of such persons	0
Each other person who received or is to receive five percent of such Options	0
All employees (including all current officers who are not executive officers) as a group	9,416,966	(f)

(a)	Pursuant to the terms of his employment agreement and separation agreement, each of Mr. Stahl’s stock option awards continues to vest following his September 2006 departure from the Company and remains exercisable until the later of (i) one year after such existing option award becomes 100% fully vested and exercisable or (ii) 18 months following Mr. Stahl’s termination of employment.
(b)	Includes 7,000 options granted to Mr. Kretzman that have expired in accordance with the terms of the Stock Plan.
(c)	All of Mr. McGuire’s stock options were cancelled in connection with his termination of employment with the Company in October 2006.
(d)	Does not include Messrs. Stahl and McGuire, who ceased employment with the Company in September 2006 and October 2006, respectively.
(e)	Includes 300,000 options granted to Mr. Perelman that have expired in accordance with the terms of the Stock Plan.
(f)	Includes 734,880 options that have terminated or expired in accordance with the terms of the Stock Plan.

The NYSE closing market price of the Class A Common Stock on the Record Date was $1.13. Following the effectiveness of the shareholder actions described in this Information Statement, the Company intends to recommend that the Compensation Committee grant Awards of restricted stock, including Awards to its employees and executive officers, some of which may vest over a period of less than three years. However, since such Awards under the Stock Plan are made at the Compensation Committee’s discretion, there can be no assurance that the Compensation Committee will adopt the Company’s recommendations. Therefore, the benefits and amounts that will be received or allocated under the Stock Plan Amendment and Restatement are not determinable at this time.

Available Shares

The shares available for issuance under the Stock Plan may be authorized but unissued Class A Common Stock or Class A Common Stock held in the Company’s treasury or a combination thereof. Currently, an aggregate of 40,650,000 shares of the Company’s Class A Common Stock are reserved for issuance of Awards under the Stock Plan, of which no more than 15,000,000 can be issued in the form of restricted or unrestricted shares and Restricted Stock Units, subject to the adjustment provisions of the Stock Plan, provided that as of September 30, 2007, there remained only 3,400,013 shares available for grants of restricted and unrestricted stock Awards and Restricted Stock Unit Awards. Pursuant to the Stock Plan Amendment and Restatement, an aggregate of 65,650,000 shares will be reserved for issuance as Awards under the Stock Plan, subject to the adjustment provisions of the Stock Plan, and all of the available shares under the Stock Plan will be available for issuance not only as Options, but also as restricted or unrestricted stock Awards or Restricted Stock Unit Awards.

As of September 30, 2007, 26,322,915 shares were subject to Awards under the Stock Plan. As of September 30, 2007, 8,137,486 shares remained available for issuance under the Stock Plan, and, of this amount, only 3,400,013 shares remained available for issuance as restricted and unrestricted stock Awards and Restricted Stock Unit Awards, and of such shares, only 720,800 remained available for Awards of restricted and unrestricted stock Awards and Restricted Stock Units without regard to the Stock Plan’s one-year and three-year minimum vesting requirements. After giving effect to the Stock Plan Amendment and Restatement, as of September 30, 2007, there would have been 33,137,486 shares available for issuance as Awards under the Stock Plan, all of which would have been available for Awards of restricted and unrestricted stock and Restricted Stock Units, 3,220,800 shares of which would have been available for Awards of restricted and unrestricted stock and restricted stock units without regard to the Stock Plan’s minimum vesting requirements as of such date. To the extent Options or other Awards are cancelled in the future, the shares of Class A Common Stock underlying these cancelled Awards would become available for future Awards of any kind under the Stock Plan, subject to the terms of the Stock Plan.

Generally, shares subject to an Award that remain unissued upon expiration or cancellation of the Award become available for other Awards under the Stock Plan, as will shares that are used to satisfy an Option exercise price or that are withheld from payment of an Award to satisfy applicable tax withholding requirements, subject to the terms of the Stock Plan. In addition, the grant or vesting of Restricted Stock Unit Awards that by their terms may be settled solely in cash will not reduce the number of shares of Class A Common Stock that may be made subject to Awards under the Stock Plan.

Subject to the adjustment provisions of the Stock Plan, the total number of shares subject to Options or SARs granted to any Stock Plan participant during 2004 could not exceed 5,700,000 shares and during any subsequent year may not exceed 1,000,000 shares. Additionally, in any year, an independent Director of the Company may not be granted Options or SARs covering, in the aggregate, more than such number of shares of the Company’s Class A Common Stock with a fair market value in excess of $100,000.

In the event that any dividend or other distribution is declared (whether in the form of cash, Class A Common Stock or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, then if the Compensation Committee determines in its discretion that it is appropriate to do so, (i) the number and kind of shares of stock or other property which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of stock or other property to be issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award and (iv) the maximum number of shares subject to Awards which may be awarded to any Stock Plan participant during any period may be equitably adjusted (including, without limitation, by way of cancellation of an Award in exchange for a cash payment) to prevent the dilution or enlargement of the rights of participants without change in any aggregate purchase price (provided that no ISO granted under the Stock Plan will be adjusted in a manner that causes such Option to fail to continue to qualify as an ISO without the consent of the participant). Any such adjustment shall be made by the Compensation Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

Administration

The committee administering the Stock Plan is currently the Compensation Committee of the Company’s Board of Directors. The Board may at any time appoint a different Stock Plan administrator, provided that it is a committee or subcommittee that consists of two or more directors of the Company. It is intended that Awards constituting qualified, performance-based compensation under Section 162(m) of the Code (‘‘Section 162(m)’’) be administered by a committee or subcommittee consisting of two or more ‘‘outside directors’’ within the meaning of Section 162(m) of the Code (‘‘Section 162(m)’’), and that discretionary grants of Awards to non-employee directors be administered by a committee or subcommittee of ‘‘non-employee directors’’ (as such term is defined by Rule 16b-3 of the Exchange Act), although any failure of a committee member to so qualify shall not invalidate any Award under the Stock Plan. The Compensation Committee may delegate to officers or employees of the Company or its subsidiaries its authority to grant Options to participants who are not subject to Section 16 of the Exchange Act or Section 162(m). Grants must be made with an exercise or base price equal to at least the fair market value of the underlying shares on the date of grant.

The Compensation Committee has the discretionary authority to exercise all of the powers granted to it under the Stock Plan, to construe, interpret and implement the Stock Plan and agreements evidencing Awards under the Stock Plan, to prescribe, amend and rescind rules and regulations relating to the Stock Plan, to make all determinations necessary or advisable in administering the Stock Plan, and to correct any defect, supply any omission and reconcile any inconsistency in the Stock Plan. The determination of the Compensation Committee on all matters relating to the Stock Plan or agreement evidencing an Award under the Stock Plan is final, binding and conclusive.

Award Types

General

Subject to the terms of the Stock Plan, the Committee may grant Awards to participants as described below. The terms of Award grants will be set forth in written agreements (‘‘Award Agreements’’) between the Company and the participant.

Generally, (a) no Option or SAR granted on or after April 14, 2004 may be exercised more than seven years after the date of grant, and (b) no shares of the Company’s Class A Common Stock underlying any other Award under the Stock Plan may vest or become deliverable more than 10 years after the date of grant. Historically, Option and SAR Awards made prior to April 14, 2004 typically had 10-year terms. The Compensation Committee may in its discretion extend the expiration date of outstanding Awards (but not in excess of the seven-year or 10-year term, as the case may be, except in the case of the grantee’s death before the expiration of the Award’s term), subject to the terms of the Stock Plan. Awards may be transferred by a grantee only by will or by the laws of descent and distribution and generally may be exercised only by the grantee during his or her lifetime, provided that the Compensation Committee may provide in the applicable Award Agreement that Options not intended to be ISOs may be transferred without consideration to any member or members of the grantee’s ‘‘immediate family’’ (as defined in the Stock Plan), a trust for the benefit of the grantee and/or members of his or her immediate family, or a partnership or limited liability company whose only partners or stockholders are the grantee and/or members of his or her immediate family.

Options

All Options when granted are intended to be NQSOs unless the applicable Award Agreement explicitly states that an Option is intended to be an ISO. If an Option is granted with the stated intent that it be an ISO, and if for any reason such Option (or any portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion) shall be regarded as an NQSO appropriately granted under the Stock Plan, provided that such Option (or portion) otherwise satisfies the terms and conditions of the Stock Plan relating to NQSOs generally.

Options may be exercised in amounts and at times determined by the Compensation Committee. Unless the Award Agreement provides otherwise, an Option may not be exercised prior to the first anniversary of the date of grant and shall become exercisable with respect to 25% of the shares subject thereto on each of the first, second, third and fourth anniversaries of the date of grant. Options that are not exercised during the term established by the Compensation Committee will expire without value.

The purchase price of the Company’s Class A Common Stock purchased pursuant to the exercise of an Option (‘‘Option Price’’) will be no less than 100% and, in case of an ISO granted to an owner of stock possessing 10% or more of the total combined voting power of all classes of stock of the Company, 110%, of the fair market value (as defined in the Stock Plan) of the Company’s Class A Common Stock on the day the Option is granted. Upon the exercise of any Option, the Option Price must be fully paid by certified or cashier’s check, in shares of the Company’s Class A Common Stock equal in fair market value to the Option Price, or, subject to the approval of the Compensation Committee, by attestation of such stock ownership or by personal check.

Pursuant to the Code, the aggregate fair market value (determined as of the date of grant) of the shares granted to any participant under the Stock Plan or any other option plan of the Company or its subsidiaries that may become exercisable for the first time in any calendar year is limited, with respect to ISOs, to $100,000.

Stock Appreciation Rights

The Compensation Committee may grant SARs either alone (‘‘unrelated SARs’’) or in conjunction with all or part of an Option. Upon the exercise of a SAR, a holder generally is entitled, without payment to the Company, to receive cash, shares of the Company’s Class A Common Stock or any combination thereof, as determined by the Compensation Committee, in an amount equal to (x) the excess of the fair market value of one share of the Company’s Class A Common Stock on the exercise date over (i) in the case of a SAR granted in tandem with an Option, the Option Price and (ii) in the case of an unrelated SAR, the appreciation base determined by the Compensation Committee (which shall be not less than 100% of the fair market value (as defined in the Stock Plan) of the Company’s Class A Common Stock on the day the SAR is granted), multiplied by (y) the number of shares of the Company’s Class A Common Stock subject to the SAR or the portion thereof surrendered. SARs vest and become exercisable in the same manner as Options.

Restricted and Unrestricted Stock

The Compensation Committee may grant restricted or unrestricted stock Awards alone or in tandem with other Awards under the Stock Plan. Vesting of restricted stock Awards may be conditioned upon the completion of a specified period of service, the attainment of specific performance goals or such other factors as the Compensation Committee may determine. The Compensation Committee may, in its discretion, require a grantee to pay an amount to acquire any restricted or unrestricted stock, which amount may be refunded to such grantee upon such events as the Compensation Committee may determine. During the restricted period, the grantee may not transfer, assign or otherwise encumber or dispose of the restricted stock, except as permitted by the Compensation Committee. During the restricted period, the grantee will have the right to vote the restricted stock and/or to receive any cash dividends if and only to the extent so provided by the Compensation Committee.

Restricted Stock Unit Awards

The Compensation Committee may grant Restricted Stock Unit Awards relating to a specified number of shares (or the cash or other fair market value thereof) to be delivered based upon the completion of a specified period of service, the attainment over a specified performance cycle of specified measures of the performance of the Company, one or more of its subsidiaries or affiliates or the participant, or such other factors as the Compensation Committee may determine. The Compensation Committee may provide for full or partial credit, prior to completion of such award cycle or achievement of the degree of attainment of the measures of performance specified in connection with such performance unit, in the event of the participant’s death, normal retirement, early retirement, or total or permanent disability, or in other circumstances. The grantee will have no voting rights in respect of shares underlying a Restricted Stock Unit unless and until shares are actually issued in satisfaction of the Award. The Compensation Committee in its discretion may grant dividend equivalent rights in respect of a Restricted Stock Unit that, upon vesting of the Award, will entitle the grantee to ratable payment of dividends declared while the Award was unvested.

Special Vesting Rules

Section 162(m)

The Compensation Committee, in its sole discretion, may grant a restricted stock Award or Restricted Stock Unit Award that is intended to qualify for the performance-based compensation exception to the application of Section 162(m). In such a case, the Compensation Committee will condition the vesting or exercisability of the Award on the attainment of performance goals that are pre-established by the Compensation Committee and that are based, for any period specified by the Compensation Committee in its discretion, on one or more of the following criteria as applied to the participant, a business unit of the Company and/or an affiliate of the Company: stock price, market share, sales, earnings per share, return on equity, assets, capital or investment, net income, operating income, operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs, sales growth, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, planning accuracy (as measured by comparing planned results to actual results), and implementation or completion of critical projects or processes. In any year, the total number of shares that may be made subject to such restricted stock Awards granted to any Stock Plan participant that is intended to qualify for the performance-based compensation exception to the application of Section 162(m) may not exceed 1,000,000 shares, and the total number of shares that may be made subject to such Restricted Stock Unit Awards granted to any Stock Plan participant that is intended to qualify for the performance-based compensation exception to the application of Section 162(m) likewise may not exceed 1,000,000 shares.

To the extent required to qualify payment under an Award as performance-based compensation within the meaning of Section 162(m), Awards whose vesting or exercise is conditioned on the attainment of such performance measures shall become vested or exercisable (as the case may be) only after the attainment of such performance measures has been certified by the Compensation Committee. Whether or not an Award is intended to constitute performance-based compensation within the meaning of Section 162(m), the Compensation Committee shall have the authority to make appropriate adjustments in performance goals under the Award to reflect the impact of extraordinary items not reflected in such goals.

Minimum Vesting Requirements

Awards other than Options and SARs generally vest (i.e., become nonforfeitable) over a minimum period of three years; provided that (i) upon a ‘‘Reorganization Event’’ (as further described below) or, in respect of such an Award to any participant, in the event of the participant’s death, disability, or retirement, no such minimum vesting period shall be required, (ii) to the extent vesting in such an Award is conditioned upon the achievement of one or more performance goals, the Award shall vest over a minimum period of one year (rather than over a minimum period of three years), and (iii) up to 6,565,000 shares may be made subject to such Awards without the Stock Plan’s minimum vesting requirements (prior to the Stock Plan Amendment and Restatement, this number was 4,065,000 shares); note, that, upon giving effect to the Stock Plan Amendment and Restatement, and based on Awards of restricted stock and Restricted Stock Units previously granted with shorter vesting terms as of September 30, 2007, 3,220,800 shares would have remained available for Awards of restricted or unrestricted stock or restricted stock units without regard to the minimum vesting requirements as of such date. With respect to the minimum vesting requirements described above, vesting over a three-year period or one-year period (as the case may be) shall include periodic vesting over such period if the rate of such vesting is proportional throughout such period; provided, however, that, standard vesting restricted stock and Restricted Stock Units (i.e., those Awards not subject to the shorter-vesting basket described in clause (iii) above) may not include periodic vesting thereunder for any interval of less than one year.

Acceleration of Vesting

Subject to the terms of the Stock Plan, the Compensation Committee in its discretion may accelerate the time or times at which an Award may vest or be exercised. During 2006, the Compensation Committee exercised its discretion under the Stock Plan and has determined that, should a change of control (as defined in the Company’s forms of Stock Option and Restricted Stock Award Agreements under the

Stock Plan, filed as Exhibits 10.10 and 10.11, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006) occur in the future, all stock options, stock appreciation rights and restricted stock grants outstanding on November 12, 2006 would fully vest.

Effect of Termination of Employment/Service

Except as provided below or as otherwise provided in an applicable Award Agreement, if the employment (or services in the case of a Non-Employee Director) of a grantee with the Company and its affiliates terminates, Options and SARs that are then exercisable will remain exercisable, and any payment or notice provided for under the terms of the vested portion of any other outstanding Award may be given, for a period of 90 days from the date of any such termination, and any Awards or parts thereof that are not exercisable on such termination date will be cancelled and the grantee may not satisfy any condition, limitation or restriction which is unsatisfied as of such termination date.

If the grantee’s employment (or provision of services, in the case of a Non-Employee Director) is terminated by the Company for ‘‘good reason’’ (as defined in the Company’s Executive Severance Policy) or for ‘‘cause’’ under an applicable employment agreement or, in the case of a Non-Employee Director, removal for cause as set forth in the Company’s By-laws from time to time, or by the grantee other than for ‘‘good reason’’ or ‘‘cause’’ under an applicable employment agreement, then as of the date of termination all outstanding Awards previously granted to such grantee (whether or not then vested or exercisable) shall be cancelled and the portion of all restricted stock Awards which are unvested or as to which restrictions have not lapsed shall be cancelled and the grantee may not satisfy any condition, limitation or restriction which is then unsatisfied.

If the grantee voluntarily retires with the Company’s consent or retires as a Non-Employee Director with the Company’s consent or the grantee’s employment is or services as a Non-Employee Director are terminated due to permanent disability, then Options or SARs that are vested and exercisable as of the date of termination will be exercisable for one year from the date of termination, unvested Options and SARs will expire, and unvested restricted shares and any other Awards will be forfeited, in each case on the date of termination.

Upon the grantee’s death during employment (or during service as a Non-Employee Director) or during the period under which continued exercisability is provided for as described above, Options or SARs exercisable as of the date of the grantee’s death will be exercisable by the estate of the deceased grantee for one year from the date of the grantee’s death, unvested Options or SARs will expire as of the date of death, and unvested restricted shares and any other Awards will be forfeited as of the date of death.

Upon the termination of the grantee’s employment or service for any other reason, vested Options and SARs will be exercisable for 90 days, unvested Options and SARs will expire, and unvested restricted shares and any other Awards will be forfeited, in each case on the date of termination. Additionally, if a grantee ceases employment and accepts employment with a competitor in violation of the Company’s standard Employee Agreement as to Confidentiality and Non-Competition (or any other applicable non-compete agreement), then profits realized from the exercise of any Options or SARs during the 12-month period prior to the date of termination would be repayable to the Company and the value of any vested restricted shares or other Awards for which consideration was received during the 12-month period prior to the date of termination would be repayable to the Company.

The Compensation Committee may vary any of the rules described in the preceding paragraph pursuant to its authority under the Stock Plan by making different provision in an Award Agreement. Moreover, the Compensation Committee in its discretion may provide for a longer or shorter period for exercise of an Option or SAR or may permit a grantee to continue vesting under any Option, SAR or restricted stock or other Award or to make any payment, give any notice and continue satisfying any performance or other condition under any other Award in the case of a grantee whose employment terminates, as follows:

(i) the Compensation Committee may make the aforesaid adjustments to Awards of restricted stock and restricted stock units not subject to the minimum vesting requirements of the Stock Plan, which have been granted pursuant to the exception thereto in the Stock Plan, in the case of a grantee whose employment has terminated, for any reason in the Compensation Committee’s discretion; and

(ii) the Compensation Committee may make the aforesaid adjustments to any Award granted under the Stock Plan (without limitation by clause (i)) in the case of a grantee whose employment has terminated due to (or in connection with) the following circumstances: (1) the occurrence of a Reorganization Event involving the Company; (2) such grantee’s employer ceases to be an affiliate of the Company; (3) a grantee transfers employment with the Company’s consent to a purchaser of a business disposed of by the Company; (4) a grantee voluntarily retires with the consent of the grantee’s employer or retires as a non-employee director with the consent of the Company; (5) a grantee’s employment or services as a non-employee director terminates due to permanent disability; or (6) a grantee dies.

Effect of Certain Changes

In the event that the Company is to be merged or consolidated with another corporation or reorganized or liquidated and there is any change in the shares of Common Stock as then constituted by reason of such merger or consolidation, or in the event that all or substantially all of the Company’s assets are acquired by another person, or in the event of a reorganization or liquidation of the Company or any successor, or other similar transaction (each, a ‘‘Reorganization Event’’), then the Compensation Committee in its discretion may, by written notice to a grantee, provide: (1) that Awards of Options and SARs granted to a grantee and all other Awards requiring action on the part of a grantee would terminate unless exercised within the period determined by the Compensation Committee (not less than 30 days), in which case the Compensation Committee must accelerate the exercisability and vesting of such Awards; or (2) that the exercisability and vesting of Awards of Options and SARs and all other Awards requiring action on the part of a grantee shall be accelerated, without providing for an early termination date for such Awards. The Compensation Committee may also, in its sole discretion, by written notice to a grantee, provide that the restrictions on restricted stock Awards shall lapse and the performance and other conditions of other Awards shall be adjusted in connection with any Reorganization Event, upon such terms as the Compensation Committee may determine. Whenever deemed appropriate by the Compensation Committee, it may make the actions referred to above conditional upon the consummation of the applicable Reorganization Event.

Amendment and Termination

The Company’s Board of Directors may amend, suspend or discontinue the Stock Plan at any time except that, unless approved by a majority in voting power of the Company’s stockholders, no such amendment may (i) materially increase the maximum number of shares as to which Awards may be granted under the Stock Plan, except for adjustments to reflect stock dividends or other recapitalizations affecting the number or kind of outstanding shares, (ii) materially increase the benefits accruing to Stock Plan participants, (iii) materially change the requirements as to eligibility for participation in the Stock Plan, (iv) except in the case of a participant’s death, permit an Option or unrelated SAR granted on or after April 14, 2004 to be exercisable more than seven years after the date of grant (Option and SAR Awards made prior to April 14, 2004 generally had 10-year terms) or permit a restricted stock Award to vest, or shares of the Company’s Class A Common Stock to be delivered pursuant to a Restricted Stock Unit Award, more than 10 years after the date of grant (except where such event occurs due to the death of the grantee), (v) permit an Option to have an exercise price, or a SAR to have an appreciation base, of less than 100% of the fair market value of a share of the Company’s Class A Common Stock on the date the Option or SAR is granted, (vi) have the effect of lowering the exercise price of any Option or the appreciation base per share of any SAR after it is granted or (vii) extend the term of the Stock Plan beyond a 10-year period. The Stock Plan terminates on April 14, 2014, although Awards granted before that date will remain in effect in accordance with their terms.

Payment of Taxes

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct from such award an amount sufficient to satisfy any related federal, state and local withholding tax requirements. Whenever shares of the Company’s Class A Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the grantee to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local withholding tax requirements. With the approval of the Compensation Committee, a grantee may satisfy the foregoing requirement by delivering unrestricted shares of the Company’s Class A Common Stock owned by the grantee for at least six months having a value equal to the amount otherwise payable or by electing to have the Company withhold from the delivery of the shares of the Company’s Class A Common Stock shares having a value equal to the minimum amount of the tax to be withheld. Such shares shall be valued at their fair market value on the date on which the amount of tax to be withheld is determined. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

CERTAIN FEDERAL INCOME TAX EFFECTS

THE FOLLOWING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS GRANTED UNDER THE STOCK PLAN IS BASED UPON THE PROVISIONS OF THE INTERNAL REVENUE CODE AS IN EFFECT ON THE DATE OF THIS INFORMATION STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. IN ADDITION, THIS DISCUSSION ASSUMES THAT ALL AWARDS ARE EXEMPT FROM, OR COMPLY WITH, THE RULES IN SECTION 409A OF THE INTERNAL REVENUE CODE REGARDING NONQUALIFIED DEFERRED COMPENSATION AND THE REGULATIONS PROMULGATED UNDER SECTION 409A. THIS DISCUSSION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK PLAN OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT.

Non-Qualified Stock Options

An optionee will not recognize any taxable income upon the grant of an NQSO and the Company will not be entitled to a tax deduction with respect to the grant of an NQSO. Upon exercise of an NQSO, the excess of the fair market value of the Company’s Class A Common Stock on the exercise date over the Option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee’s tax basis for the Company’s Class A Common Stock received pursuant to the exercise of an NQSO will equal the sum of the compensation income recognized and the exercise price. In the event of a sale of the Company’s Class A Common Stock received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Class A Common Stock is more than one year.

Incentive Stock Options

An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and the Company will not be entitled to a tax deduction with respect to such grant or exercise. However, exercise of an ISO is taken into account for alternative minimum tax purposes and, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company or within three months after termination of employment) or if the optionee subsequently engages in a ‘‘disqualifying disposition,’’ as described below, it would give rise to taxable compensation income subject to applicable withholding taxes and a corresponding tax deduction to the Company.

A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the ISO shares to the optionee, such sale or exchange will generally constitute a ‘‘disqualifying disposition’’ of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the shares over (ii) the Option exercise price of such shares will be taxable as ordinary income to the optionee, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as a capital gain or loss and will not result in any deduction by the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Set forth below is the discussion of the compensation awarded to, earned by, or paid to the Company’s Named Executive Officers during 2006 (as defined below). This discussion explains all material elements of the Company’s compensation of the Named Executive Officers during 2006, including: (i) the objectives of the Company’s compensation program; (ii) what the compensation program is designed to reward; (iii) each element of compensation; (iv) why the Company chooses to pay each element; (v) how the Company determines the amount (and, where applicable, the formula) for each element to pay; and (vi) how each compensation element and the Company’s decisions regarding that element fit into the Company’s overall compensation objectives and may affect decisions regarding other elements.

Objectives of the Company’s Compensation Program and What it is Designed to Reward

The Company’s philosophy is to provide a compensation package that is designed to satisfy the following principal objectives:

•	to align the interests of management and employees with corporate performance and shareholder interests. This is accomplished by rewarding performance that is directly linked to achievement of the Company’s business plan and strategic goals;

•	to both attract and retain exceptional performers and key contributors with the skills, capabilities and experience necessary for the Company to achieve its business objectives who are prepared to, and capable of, working in a lean organization and in a turnaround environment. This requires that the Company’s compensation programs be competitive with the compensation practices of other leading consumer products companies; and

•	to tie components of executives’ compensation to the Company’s performance by incentivizing and rewarding individual, team and collective performance, such as through the execution of actions that contribute to the achievement of the Company’s strategies and goals and/or increases in Company stock price, including accomplishments within assigned functional areas and successfully managing their respective organizations in a changing environment.

Each Element of Compensation and Why the Company Chooses to Pay It

In order to achieve the objectives discussed above, the Company maintains a relatively simple compensation program, consisting principally of: (i) cash salary; (ii) eligibility for annual cash bonuses contingent upon the achievement of specific bonus and/or personal objectives (under which there were no payouts in respect of 2006, as the specific annual performance targets were not achieved); and (iii) equity grants (principally Options and restricted stock) under the Company’s Stock Plan.

The performance-based incentive compensation elements of cash bonus and equity grants have not resulted in any significant wealth accumulation for any of the Named Executive Officers. None of the Named Executive Officers received a cash bonus under the Executive Bonus Plan in respect of the Company’s 2006 performance and, based on the NYSE closing price of Revlon Class A Common Stock on the Record Date, all options held by the Named Executive Officers were ‘‘underwater’’ in that the exercise price of all of their stock options exceeded such NYSE closing price of $1.13. In that regard, the lowest price of any stock option currently held by a Named Executive Officer is $2.55.

Base Salary

With that context, the Company seeks to design its total compensation, including salaries, bonuses and equity awards in the aggregate, to be competitive with other leading consumer products companies and other companies outside of the consumer products field (collectively, the ‘‘Comparison Group’’), taking into account total compensation. While the Comparison Group is comprised primarily of consumer products companies, companies outside of the consumer products field are also included because the Company believes that the market for certain executive talent is broader.

The Company’s base salaries for senior executives are generally at the higher range of competitive base salaries, while total compensation has been below market since annual cash incentives historically have either not been earned or earned at a small percentage of targets, and Options and restricted stock have not resulted in any meaningful wealth accumulation by any of the Named Executive Officers.

Base salary adjustments are generally made annually and have in the past been awarded based on individual performance, assumption of new responsibilities, competitive data from the Comparison Group, employee retention efforts and the Company’s overall guidelines and annual salary budget guidelines. Higher annual increases are available to higher performers and key contributors, provided that the overall increases are within budgeted guidelines, which are generally consistent with external benchmarks.

During 2006, Messrs. Kennedy’s, Ennis’ and Kretzman’s salaries were increased to reflect their assumption of significantly expanded responsibilities in a much leaner organization after the Company’s 2006 restructuring activities, namely the February 2006 organizational realignment and the September 2006 organizational streamlining, including: (i) Mr. Kennedy’s election as President and Chief Executive Officer in September 2006; (ii) Mr. Ennis’ undertaking responsibilities as Executive Vice President and Chief Financial Officer; and (iii) Mr. Kretzman’s undertaking responsibility for the Company’s worldwide human resources function and its licensing business, in addition to his responsibilities as the Company’s Chief Legal Officer and Chief Compliance Officer and oversight of the Company’s security function.

Annual Cash Bonus — Executive Bonus Plan

Under the Executive Bonus Plan, annual cash bonuses are designed to reward the achievement of specific business objectives approved by the Compensation Committee in the beginning of each year. These objectives are generally tied to the Company’s financial performance and achievement of its business strategy, such as, without limitation, net sales and EBITDA targets.

Payouts under the Company’s cash bonus plan are contingent upon the achievement of these annual performance objectives. The level of payout under the cash bonus plan is generally dependent upon the degree to which the Company has achieved key aspects of its business strategy.

Upon the achievement of relevant bonus objectives, an employee participating in the Executive Bonus Plan can earn his or her target if he or she achieves his or her individual objectives, with higher or lower amounts available based upon relative performance to incentivize and reward high performance, provided in all cases that the overall bonus budget is not exceeded.

All of the Named Executive Officers (as well as other eligible employees based on their salary grade) were eligible to participate in the Executive Bonus Plan in effect for 2006. The bonus objectives for Messrs. Kennedy, Ennis, Kretzman and Stahl established by the Compensation Committee in February 2006 included the achievement of specified levels of net sales, consumption and EBITDA, which were designed to be challenging to be attained and which in fact were not attained for 2006, resulting in no bonuses being paid to the Named Executive Officers in respect of 2006. In addition to these objectives, in recognition of his role as Executive Vice President, International, Mr. McGuire’s bonus objectives, set by the Compensation Committee, included the achievement of certain levels of international net sales and international EBITDA (collectively, the ‘‘2006 Executive Officer Performance Factors’’). Eligibility for awards under the executive bonus plan in effect for 2006 was also conditioned upon an executive having executed the Company’s standard employee confidentiality and non-competition agreement.

Generally, each salary grade that is eligible for payouts under the Executive Bonus Plan has a target bonus, expressed as a percentage of base salary. Mr. Kennedy, as the Company’s President and Chief Executive Officer, and Mr. Stahl, who was President and Chief Executive Officer until he ceased employment with the Company in September 2006, were eligible for a target bonus of 100% of their respective base salaries and a maximum bonus of 150% of their respective base salaries. With respect to the period from January 1, 2006 until his assuming the role of President and Chief Executive Officer in September 2006, Mr. Kennedy’s target bonus was 75% of base salary and a maximum of 100% of his base salary. With respect to the period from January 1, 2006 until his assuming the role as Executive Vice President and Chief Financial Officer in November 2006, Mr. Ennis’ target bonus was 40% of his base salary and a maximum of 60% of his base salary. After Mr. Ennis was appointed Chief Financial Officer in November 2006, his bonus target was raised to 75% of his base salary and a maximum of 100% of his base salary. During 2006 Mr. Kretzman was eligible for a target bonus of 75% and a maximum bonus of 100% of his base salary and Mr. McGuire was eligible for a target bonus of 45% and a maximum bonus of 70% of his base salary. In March 2007, the Compensation Committee determined that as the threshold objectives were not met, no bonuses were payable under the Executive Bonus Plan in respect of 2006 to any of the Named Executive Officers.

The Compensation Committee can exercise discretion to award payouts under the Company’s Executive Bonus Plan, absent the Company’s attaining its performance objectives, which may be due to unforeseen internal or external events or to serve as a component of employee retention. However, as to 2006 the Compensation Committee did not award any discretionary bonus payments to any participant in the Executive Bonus Plan, including the Named Executive Officers.

Accordingly, the Summary Compensation Table in this Information Statement reflects that no bonus awards were made in respect of 2006 to the Named Executive Officers pursuant to the terms of the Executive Bonus Plan in effect for 2006.

Long-Term Compensation — The Stock Plan

The third principal component in total compensation for the Company’s key employees (i.e., salary, bonus and equity) is the award of Options and restricted stock under the Stock Plan.

Grants of Options and restricted stock are designed to directly align a portion of compensation for key employees with shareholders’ interests and to serve as the Company’s principal element of long-term compensation. As such, typically, Awards under the Stock Plan designed to address long-term compensation goals include time-based vesting provisions. Also, for retention purposes, the Company has in the past and in the future may consider awarding Options and restricted stock with more compressed time-based vesting schedules or performance-based vesting provisions, which are designed in part to provide a retention incentive for employees identified as being key to the Company’s ability to achieve its business strategies. To the extent advisable and consistent with its compensation and retention needs, the Company may grant Awards of restricted stock with both time-based and performance-based vesting provisions.

Option and/or restricted stock Awards generally have been granted annually to executives and other key employees. All of the Named Executive Officers (as well as other eligible employees based on salary grade) participate under the Stock Plan. Guidelines for the size and type of Awards are developed based upon, among other factors, shares available for grant under the Stock Plan, the executive’s position in the Company, his or her contributions to the Company’s objectives and total compensation, as compared to external benchmarks. Larger equity Awards are made to more senior executives so that a larger portion of their total potential compensation will be variable and will increase upon shareholder value creation.

Factors that may be considered in deciding which form the equity Awards will take (i.e., Options or restricted stock) may include, among others, the Company’s stock price at the time the Awards are granted; the degree to which the Awards are intended to provide a retention incentive; and the impact on ‘‘overhang’’ (i.e., the dilutive effect on the Company’s common stock).

Grants of Options and restricted stock are not specifically timed to be made before major announcements or earnings releases. Grants of equity Awards as a result of new-hires or promotions generally are made at the next Compensation Committee meeting following such events. There are generally no differences in the timing of equity grants for the Named Executive Officers, compared with other eligible employees.

During 2006, the Company’s stock price declined when the Company announced that its Vital Radiance launch had not been successful and that the Company was discontinuing the brand.

Additionally, the Company effected an organizational realignment in February 2006 and a second organizational streamlining in September 2006, which resulted in the elimination of positions and layers of management. The Company also changed its Chief Executive Officer in September 2006. As a result of these factors, the Company strongly believed that it was critical to provide an important compensatory incentive to key employees who were identified as being essential to the Company’s operations and the execution of its business strategy. Accordingly, in November 2006, the Compensation Committee, based upon management’s recommendation and upon advice from Mercer, approved Awards of restricted stock to key staff (the ‘‘2006 Restricted Stock Awards’’) in order to retain and motivate these employees to enable the Company to continue to execute its business strategy for 2006 and 2007. Such grants were made after the Company’s release of its third quarter earnings and after the filing of its Quarterly Report on Form 10-Q for the third quarter of 2006.

Certain of the 2006 Restricted Stock Awards vest 50% in July 2007, 25% in January 2008 and 25% in July 2008 to provide a short-term incentive to key employees to remain focused on continuing to execute the Company’s business strategy. However, the grants of the 2006 Restricted Stock Awards to all of the Named Executive Officers and to certain of the Company’s other senior executives and non-U.S. executives vest on a longer time-frame, i.e., one-third of the restricted shares granted to such executives vests on each anniversary of the grant date, which is the vesting period that historically has been used by the Compensation Committee in granting restricted stock Awards. As part of this program, Mr. Ennis also received a grant vesting pursuant to the foregoing shorter vesting schedule as he was not a Named Executive Officer on the November 2006 grant date of the 2006 Restricted Stock Awards. In connection with the 2006 Restricted Stock Grants, each grant, including grantee, grant size and vesting terms, was specifically approved by the Compensation Committee at a meeting in November 2006, and the grants were effective on the date of the meeting.

The 2006 Restricted Stock Grants provide that in the event of a change of control, as defined in the Award agreements for the grants, all such grants shall be immediately vested. Additionally, during 2006 the Compensation Committee exercised its discretion under the Stock Plan and has determined that should a change of control occur in the future, all Options and restricted stock grants outstanding in November 2006 would fully vest.

While equity Awards under the Stock Plan generally involve no immediate cash cost, the Company does recognize expense for such Awards in accordance with Statement of Financial Accounting Standards (‘‘SFAS’’) No. 123(R), ‘‘Share-Based Payment’’ (‘‘SFAS No. 123(R)’’). Grantees generally may elect to surrender back to the Company shares of restricted stock on each vesting event in order to satisfy withholding taxes, which the Company in turn satisfies on behalf of the grantee. These surrendered shares also ‘‘refresh’’ the shares available for the issuance of additional Awards under the Stock Plan. In addition, surrendering the shares back to the Company avoids the need for the grantee to sell shares of Revlon Class A Common Stock in the market to cover those withholding taxes. Such withheld shares become treasury shares on the records of the Company.

Other Compensation and Benefit Programs

The Company also maintains fairly standard benefits that are generally consistent with those offered by other major corporations and are generally available to all of the Company’s full time employees (subject to meeting basic eligibility requirements). These plans include the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the ‘‘Savings Plan’’), which is a defined contribution plan, the Revlon Employees’ Retirement Plan (the ‘‘Retirement Plan’’), which is a defined benefit plan, and the Revlon Pension Equalization Plan (the ‘‘Pension Equalization Plan’’), which is a non-qualified and unfunded plan that provides retirement benefits to employees, including the Named Executive Officers, equal to those that would have been provided under the Retirement Plan for compensation in excess of Code limits. The Retirement Plan and Pension Equalization Plan are described in more detail under the ‘‘Pension Benefits’’ table below.

In the past, the Company maintained the Revlon Excess Savings Plan for Key Employees (the ‘‘Excess Savings Plan’’) in respect of compensation in excess of these Code limitations to employees, including Messrs. Kretzman and Stahl. That plan was closed on December 31, 2005.

The Company offers fairly standard medical, dental and life insurance coverage that is generally available to all U.S.-based non-union employees.

The Company also maintains a very limited number of benefit programs that are only available to the Named Executive Officers and other senior employees qualifying for eligibility based on salary grade level. Such benefits and perquisites include a supplemental Executive Medical Plan, automobile allowances or Company-provided automobiles for certain Named Executive Officers, reimbursement of certain limited costs for financial counseling and tax preparation and reimbursement for certain life insurance premiums. These types of benefits are commonly made available to senior executives at other major corporations and assist the Company in attracting and retaining key talent.

How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit Into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements

General

The Company focuses annually on developing a total remuneration level that is intended to be externally competitive. Salary ranges, annual bonus plan targets and equity compensation targets are developed using a ‘‘total remuneration’’ perspective under which total remuneration is targeted to be within ranges compared to the Comparison Group. Values and targets of each element may change from year to year. As a general matter, since the Named Executive Officers have not realized any meaningful wealth accumulation from equity Awards or other incentive compensation, as described above, the absence of wealth accumulated from prior compensation, such as equity Awards, has influenced setting base salaries.

Generally speaking, the Company designs its compensation programs such that there is a correlation between level of position and degree of risk in compensation. Based on that guiding principle, the Company’s more senior executives with the highest levels of responsibility and accountability have a higher percentage of their total potential remuneration at risk, i.e., incentive and equity compensation, than do employees with lower levels of responsibility and accountability. This means that a higher proportion of their total potential compensation is based upon variable incentive pay and equity compensation, than is the case with the Company’s employees with lower levels of responsibility and accountability.

Role of the Compensation Committee

The Compensation Committee reviews and approves, among other things, salary increases for the Company’s Named Executive Officers; the structure of the Company’s Executive Bonus Plan, including annual performance objectives for the Named Executive Officers; and the structure and actual grants of Awards under the Company’s equity award programs, including the 2006 Restricted Stock Grants.

The Compensation Committee reviews and approves goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluates the CEO’s performance in respect of those goals and objectives and determines, either as a committee or together with the Board of Directors, the CEO’s total compensation level based on such evaluation. The Compensation Committee also reviews and approves compensation and incentive arrangements (including performance-based arrangements and bonus awards under the Executive Bonus Plan) for the Company’s other Named Executive Officers (as well as such other employees of the Company as the Compensation Committee may determine from time to time to be necessary or desirable). The Compensation Committee also reviews and approves the grant of Awards pursuant to the Stock Plan and administers such plan.

The Compensation Committee has reviewed ‘‘tally sheets,’’ which include key components of the Named Executive Officer’s compensation, including, among other things: (i) a detailed breakdown of 2006 compensation, including base salary, bonus and perquisites and other fringe benefits; (ii) estimates of the annual actuarial accrual of pension benefits; (iii) a summary of equity grants (i.e., restricted stock and stock options), as well as the SFAS No. 123(R) expense, vesting provisions and any change in control provisions of those grants; and (iv) estimates of severance benefits that would apply under each of the Named Executive Officer’s employment agreements.

The Company’s Executive Vice President, Human Resources, in consultation with the Company’s Chief Executive Officer, works with the Company’s compensation group to recommend: (i) merit increase guidelines under the Company’s salary administration program; (ii) the structure of the Company’s Executive Bonus Plan and other bonus plans; and (iii) the structure of equity award programs under the Company’s Stock Plan, including the 2006 Restricted Stock Grants.

The Compensation Committee considers input from independent consultants, as well as from the Company, in its consideration of the competitiveness and effectiveness of, and its oversight and approval of, the compensation arrangements for the Company’s Chief Executive Officer and other Named Executive Officers.

During 2006, the Compensation Committee consulted with Mercer with respect to the following matters, among others: (i) the structure and components of the 2006 executive bonus program; (ii) the establishment, effective as of January 1, 2006, of an annual retainer fee of $10,000 for the Chairman of the Audit Committee, if such Chairman is a non-employee independent director, in recognition of the increased responsibilities that have arisen as a result of the passage of the Sarbanes-Oxley Act of 2002 and revised SEC and NYSE rules; (iii) amending and restating the Company’s Stock Plan effective in November 2006 to increase the number of shares available for Awards of restricted stock, without increasing the total number of shares available for Awards, to enable the Company to grant restricted stock to key employees who are essential to the Company’s operations; (iv) the Compensation Committee’s grant of 25,000 shares of restricted stock to each of the Company’s independent, non-employee directors (specifically, Messrs. Bernikow, Bohan, Feldberg, Landau, Wolfe and Mses. Lee, Robinson and Seifert), which equity grants were made as part of the annual compensation for Board members; (v) the structure and components of the Company’s 2007 executive bonus program; and (vi) consideration of amendments to the Named Executive Officers’ employment agreements to provide certain double trigger severance benefits in the event they are terminated after any change of control.

As there has never been a restatement of the Company’s financial results, the Company has not considered any policy in respect of adjustment or recovery of amounts paid under its compensation plans.

2006 Chief Executive Officer Compensation

In September 2006, upon Mr. Stahl’s termination of employment, the Board of Directors elected Mr. Kennedy as President and Chief Executive Officer. Mr. Kennedy was previously the Company’s Executive Vice President, Chief Financial Officer and Treasurer, and prior to that served as President of the Company’s international operations.

Mr. Kennedy had an existing employment agreement with Revlon Consumer Products Corporation, the Company’s wholly-owned operating subsidiary (‘‘Products Corporation’’), which was approved by the Compensation Committee when he joined the Company in 2003 as President of the Company’s international operations. Upon Mr. Kennedy’s assuming the role of Executive Vice President, Chief Financial Officer and Treasurer in March 2006, his employment agreement was amended, with the Board’s approval, to reflect his undertaking the Chief Financial Officer and Treasurer responsibilities with no increase in base compensation, bonus entitlement or perquisites.

Upon Mr. Kennedy’s assuming the role of President and Chief Executive Officer in September 2006, the Board of Directors, to reflect his new roles and responsibilities, amended his agreement to increase his base salary to $1,300,000 per annum (which was the same base salary paid to Mr. Stahl under his employment agreement as Chief Executive Officer) and to provide that, effective upon such amendment, Mr. Kennedy’s target bonus would be 100% of base salary based upon the achievement of objectives set by Compensation Committee (which was the same target bonus Mr. Stahl had under his employment agreement as Chief Executive Officer). Mr. Stahl’s compensation package had been reviewed and approved by the Compensation Committee, based upon advice from Mercer.

Mr. Kennedy’s amended employment agreement also provided that the Compensation Committee would consider granting Mr. Kennedy a restricted stock grant of 250,000 shares (which grant was awarded by the Compensation Committee to Mr. Kennedy in November 2006 as part of the 2006 Restricted Stock Grants and which were reviewed by Mercer). Mr. Kennedy’s employment agreement also provides that in the event of any change of control, all of Mr. Kennedy’s unvested stock options and restricted shares would vest immediately. The term of Mr. Kennedy’s employment agreement was also extended to the later of December 31, 2008 or 24 months after Products Corporation provides notice of non-renewal. No other changes were sought by Mr. Kennedy or made by the Board of Directors to the other terms of his employment at that time. In addition, Mr. Kennedy did not recommend or participate in the Board’s deliberations on his employment agreement amendment.

The Company considered Mr. Kennedy’s promotion and election as President and Chief Executive Officer essential to maintain stability and ensure that the Company remained focused on profitability, while pursuing the execution of the Company’s business strategy within the environment of a leaner organization in a turnaround situation.

Tax Deductibility of Executive Compensation

Section 162(m) places a limit of $1,000,000 on the amount of compensation that the Company may deduct, for tax purposes, in any one year with respect to each of its five most highly paid executive officers. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Annual cash incentive compensation under the Executive Bonus Plan, stock option grants and performance-based stock grants generally are performance-based compensation meeting those requirements and, as such, are fully deductible. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. Since Mr. Kennedy’s salary is, and Mr. Stahl’s salary was, above the $1,000,000 threshold, a portion of their salaries and the Internal Revenue Service (‘‘IRS’’) value of their perquisites are not tax-deductible by the Company. Restricted stock and restricted stock units that have time-based vesting are not considered performance-based under Section 162(m) and, as such, are generally not tax-deductible by the Company.

COMPENSATION COMMITTEE

Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee of its Board of Directors does not have any interlocks or insider participation requiring disclosure under the SEC’s executive compensation rules.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this Information Statement with the Company’s appropriate officers. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Information Statement.

Respectfully submitted,

Compensation Committee
Edward J. Landau, Chairman
Kenneth L. Wolfe

November 1, 2007

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the persons who served as the Chief Executive Officer and the Chief Financial Officer of the Company during 2006 and the three most highly paid executive officers (see footnote (a) below), other than the Chief Executive Officer and the Chief Financial Officer, who served as executive officers of the Company at the end of 2006 (collectively, the ‘‘Named Executive Officers’’), for services rendered in all capacities to the Company and its subsidiaries during such periods. Note that Messrs. Stahl and McGuire ceased employment with the Company in September 2006 and October 2006, respectively. It should also be noted that under the SEC’s compensation disclosure rules, the summary compensation table below includes, under the columns ‘‘Stock Awards’’ and ‘‘Option Awards,’’ the expense required to be recognized by the Company pursuant to SFAS No. 123(R) during 2006 (excluding forfeiture assumptions) in respect of outstanding restricted stock and option awards to the Named Executive Officers. In all cases, option awards outstanding as of December 31, 2006 were ‘‘out-of-the-money,’’ in that in each case they had exercise prices that were above the NYSE closing market price of the Company’s Class A Common Stock of $1.28 on December 29, 2006 (the last NYSE trading day during 2006) and therefore had no realizable monetary value to the Named Executive Officers as of such date. See ‘‘Outstanding Equity Awards at Fiscal Year End.’’ Likewise, based on the NYSE closing market price of the Company’s Class A Common Stock of $1.13 per share on the Record Date, such option awards had no realizable monetary value as of such date. With respect to Mr. Stahl, in accordance with SFAS No. 123(R), following his departure from the Company in September 2006, the Company immediately recognized the full expense of his equity awards, which would otherwise have been amortized over the remaining vesting period had he remained employed with the Company.

Summary Compensation Table

Name and Principal Position(a)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(b)	Option Awards ($)(c)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (d)	All Other Compensation ($)(e)	Total ($)
David L. Kennedy	2006	771,000	—	220,208	534,038	—	41,121	21,600	1,587,967
President and Chief Executive Officer
Jack L. Stahl	2006	955,000	—	4,387,700	2,667,506	—	—	4,419,866	12,430,072
Former President and Chief Executive Officer
Alan T. Ennis	2006	250,839	—	15,473	10,289	—	14,077	—	290,678
Executive Vice President and Chief Financial Officer
Robert K. Kretzman	2006	571,393	—	254,806	340,702	—	115,555	54,081	1,336,537
Executive Vice President, Human Resources Chief Legal Officer, General Counsel and Secretary
Thomas E. McGuire	2006	437,308	—	90,888	—	—	26,232	18,716	573,144
Former Executive Vice President, President, Revlon International							(subsequently forfeited)

(a)	For 2006, the Company is reporting the compensation of Messrs. Stahl, Kennedy, Ennis, Kretzman and McGuire, its only executive officers during 2006, provided that Messrs. Stahl and McGuire ceased employment with the Company in September 2006 and October 2006, respectively.

Mr. Stahl and Products Corporation entered into a separation agreement in September 2006 that provided him with the separation benefits that he was entitled to receive (and no others) pursuant to his employment agreement. See footnotes (b), (c), (d) and (e) below.

(b)	The amounts set forth under the ‘‘Stock Awards’’ column reflect the expense required under SFAS No. 123(R) to be recognized by the Company during 2006, excluding forfeiture assumptions, in respect of all restricted stock awards held by the Named Executive Officers, including awards granted prior to 2006, some of which were unvested at December 31, 2006. The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 14 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007. The restricted shares granted to Named Executive Officers during 2006 pursuant to the Stock Plan are discussed below under ‘‘Grants of Plan-Based Awards’’ in this Information Statement.

Pursuant to his employment agreement and separation agreement, Mr. Stahl’s unvested restricted stock continues to vest following his departure from the Company. In accordance with SFAS No. 123(R), upon his departure from the Company, the Company recognized the full expense related to Mr. Stahl’s unvested restricted stock awards rather than continuing to amortize such expense over the remaining vesting periods, as is the rule with respect to current employees. Mr. Stahl was not granted any restricted stock in 2006.

Upon his October 2006 departure from the Company, Mr. McGuire forfeited 65,000 shares of unvested restricted stock that were granted to him on April 14, 2004.

(c)	The amounts set forth under the ‘‘Option Awards’’ column reflect the expense required under SFAS No. 123(R) to be recognized by the Company during 2006, excluding forfeiture assumptions, in respect of all outstanding option awards held by the Named Executive Officers and reflect awards granted prior to 2006, some of which were unvested at December 31, 2006. The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 14 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007.

The Named Executive Officers were awarded no stock options during 2006. As of December 31, 2006, all stock options held by the Named Executive Officers had a strike price that was above the NYSE closing market price of the Company’s Class A Common Stock on December 29, 2006 (the last NYSE trading day during 2006) of $1.28 per share, as well as on the Record Date of $1.13 per share. The lowest exercise price of any options held by the Named Executive Officers is $2.55 per share. Accordingly, all of the stock options held by the Named Executive Officers had no realizable monetary value on December 31, 2006, nor on the Record Date, when the NYSE closing market price of the Company’s Class A Common Stock was $1.13.

Pursuant to his employment agreement and separation agreement, Mr. Stahl’s unvested options continue to vest following his departure from the Company. In accordance with SFAS No. 123(R), upon his departure from the Company, the Company recognized the full expense related to Mr. Stahl’s stock options, rather than continuing to amortize such expense over the remaining vesting periods, as is the rule with respect to current employees. As noted above, all of these option awards were ‘‘out-of-the-money’’ on December 31, 2006 and on the Record Date based on NYSE closing market prices on such respective dates.

Upon his October 2006 departure from the Company, Mr. McGuire forfeited 100,000 stock options granted to him on August 18, 2003 (75,000 of which had vested); 995,000 stock options granted to him on April 14, 2004 (497,500 of which had vested); and 130,000 stock options granted to him on March 7, 2005 (32,500 of which had vested).

(d)	The Company used September 30 as its pension plan measurement date for financial statement reporting purposes with respect to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007. Accordingly, the amounts under the ‘‘Change in Pension Value and Nonqualified Deferred Compensation Earnings’’ column have been calculated based on the aggregate change in actuarial present value of the Named Executive Officers’ accumulated benefit under the Retirement Plan and the Pension Equalization Plan from September 30, 2005 to September 30, 2006, based on the assumptions set forth in Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007. These amounts have been calculated based on normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. The Pension Equalization Plan is a non-qualified and unfunded plan. Note that, as of January 1, 2007, the Company adopted the requirement to measure defined benefit plan assets and obligations as of December 31st, rather than using a September 30th measurement date.

•	For Mr. Kennedy, this amount includes $12,130 under the Retirement Plan and $28,991 under the Pension Equalization Plan.

•	For Mr. Ennis, this amount includes $14,077 under the Retirement Plan.

•	For Mr. Kretzman, this amount includes $38,934 under the Retirement Plan and $76,621 under the Pension Equalization Plan. Mr. Kretzman’s employment agreement provides that he is entitled to receive a retirement benefit at age 62, calculated under the Retirement Plan and Pension Equalization Plan as if Mr. Kretzman had elected retirement at age 65. The aggregate change in actuarial present value of Mr. Kretzman’s accumulated benefit calculated under the Retirement Plan based on retirement at age 62 is $51,806, and the actuarial change in present value of Mr. Kretzman’s accumulated benefit calculated under the Pension Equalization Plan based on retirement at age 62 is $102,574.

•	For Mr. McGuire, this amount includes $9,999 under the Retirement Plan and $16,233 under the Pension Equalization Plan. Upon his October 2006 departure from the Company, Mr. McGuire forfeited all benefits under the Retirement Plan and Pension Equalization Plan because he had not yet vested in his benefits under such plans. See ‘‘Pension Benefits.’’

•	The actual change in actuarial present value of Mr. Stahl’s accumulated benefits under the Retirement Plan and the Pension Equalization Plan was negative in the amount of ($293,296) (including ($41,338) under the Retirement Plan and ($251,958) under the Pension Equalization Plan) as a result of his departure from the Company because he had not yet vested in his benefits under the Retirement Plan and the Pension Equalization Plan.

(e)	Mr. Kennedy. The amounts shown under All Other Compensation for Mr. Kennedy include: (i) payments of $15,000 in respect of a transportation allowance; and (ii) $6,600 in matching contributions under the 401(k) Plan.

Mr. Stahl.    The amounts shown under All Other Compensation for Mr. Stahl include:

•	$71,228 in respect of tax gross ups in respect of benefits provided prior to his departure from the Company consisting of: (i) $12,127 in connection with imputed income arising from personal use of a Company-provided automobile, (ii) $8,676 in connection with imputed income arising from premiums paid or reimbursed by the Company in respect of life insurance and (iii) $50,425 in connection with imputed income arising from reimbursements for mortgage principal and interest payments pursuant to the terms of Mr. Stahl’s employment agreement, as amended;

•	$4,123,697 in forgiveness of loans (which were made prior to the passage of the Sarbanes-Oxley Act of 2002 and its prohibition on certain loans to executive officers) upon Mr. Stahl’s departure from the Company and pursuant to the terms of his September 2002 employment agreement, as amended, and his separation agreement, consisting of (i) $1,871,360 in respect of forgiveness of Products Corporation’s loan to Mr. Stahl (which was made on May 20, 2002 and forgiven pursuant to terms established prior to the passage of the Sarbanes-Oxley Act of 2002 and its prohibition on loans to executive officers) to cover the purchase of a principal residence in the New York metropolitan area (see ‘‘Executive Compensation — Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control’’); and (ii) $2,252,337 (including accrued interest) in respect of forgiveness of Products Corporation’s loan to Mr. Stahl (which was made in March 2002 and forgiven pursuant to terms established prior to the passage of the Sarbanes-Oxley Act of 2002 and its prohibition on loans to executive officers) to satisfy state, local and federal income taxes (including any withholding taxes) incurred by him as a result of his having made an election under Section 83(b) of the Code in connection with shares of restricted stock that were granted to him in connection with his joining the Company in 2002 (see ‘‘Executive Compensation — Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control’’); and

•	$224,941 in other compensation, consisting of: (i) $102,050 prior to his departure from the Company in respect of interest and principal payments on the mortgage loan referred to above pursuant to the terms of his employment agreement (see ‘‘Executive Compensation — Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control’’); (ii) $15,309 in respect of use of a Company-provided automobile prior to his departure from the Company; (iii) $14,827 in premiums under the Company’s Executive Medical Plan; (iv) $9,475 in respect of life insurance premiums; (v) $11,930 in premiums paid by the Company in respect of long-term supplemental disability insurance prior to his departure from the Company; (vi) $8,500 in tax planning and financial counseling services prior to his departure from the Company; (vii) $56,250 in payments upon his departure from the Company for accrued but unused vacation; and (viii) $6,600 in respect of matching contributions under the 401(k) Plan prior to his departure from the Company.

Mr. Kretzman.    The amounts shown under All Other Compensation for Mr. Kretzman include:

•	$13,490 in tax gross ups consisting of: (i) $11,470 in connection with imputed income arising from personal use of a Company-provided automobile; and (ii) $2,020 in connection with imputed income arising from premiums paid or reimbursed by the Company in respect of life insurance; and

•	$40,591 in other compensation, consisting of: (i) $16,101 in respect of use of a Company-provided automobile; (ii) $14,827 in premiums under the Company’s Executive Medical Plan; (iii) $3,063 in respect of life insurance premiums; and (iv) $6,600 in respect of matching contributions under the 401(k) Plan.

Mr. McGuire.    The amounts shown under All Other Compensation for Mr. McGuire include the following amounts in respect of the period prior to his departure from the Company: (i) $12,116 in respect of a car allowance; and (ii) $6,600 in respect of matching contributions under the 401(k) Plan.

Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control

Employment Agreements

Each of Messrs. Kennedy, Ennis and Kretzman has an executive employment agreement with Products Corporation. Each of Messrs. Stahl and McGuire, who ceased employment with the Company in September 2006 and October 2006, respectively, have separation agreements with Products Corporation, as described below.

Mr. Kennedy.    Mr. Kennedy’s employment agreement (as amended and restated, his ‘‘employment agreement’’) provides that he will serve as President and Chief Executive Officer at a base salary of not less than $1,300,000 per annum, and that the Company will recommend to the Compensation Committee that he receive a grant of not less than 250,000 shares of restricted stock (which condition was satisfied in November 2006 when the Compensation Committee granted Mr. Kennedy 350,000 shares of restricted stock). Products Corporation may terminate Mr. Kennedy’s employment agreement effective two years after written notice of non-extension of the agreement, and Mr. Kennedy may terminate his employment agreement at any time upon 60 days’ prior written notice. During any period that his employment continues after termination or expiration of the term of his employment agreement, Mr. Kennedy would be deemed an employee at will and would be eligible for severance under Products Corporation’s Executive Severance Policy (see ‘‘Executive Compensation — Executive Severance Policy’’), provided that the severance period for Mr. Kennedy shall not be less than 24 months.

Mr. Kennedy’s employment agreement was amended in March 2006 following his appointment as Executive Vice President and Chief Financial Officer to reflect his undertaking the responsibilities of Chief Financial Officer and was amended again in September 2006 to reflect his undertaking the responsibilities of President and Chief Executive Officer. The September amendment also provided for his current base salary of $1,300,000, set his target bonus at 100% of his base salary and a maximum of 150% of base salary and provided that his outstanding stock option and restricted stock awards would immediately vest and become exercisable in the event of a Change of Control, as discussed below. His employment agreement was also amended and restated to provide for separation benefits in the event that, within 24 months following a Change of Control, he is terminated by the Company other than for ‘‘cause’’ or he terminates his employment with the Company for ‘‘good reason’’ (as defined in the April 2007 amendment) at any time within 24 months following a Change of Control. See ‘‘Executive Compensation — Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control — Change of Control Payments.’’ The employment agreement for Mr. Kennedy also provides for protection of Company confidential information and includes a non-compete obligation.

Mr. Kennedy’s agreement provides that in the event of termination of the term of the employment agreement by Mr. Kennedy for any material breach by the Company of any of its obligations under his employment agreement, failure of the Compensation Committee to adopt and implement the recommendations of management with respect to stock option or restricted stock grants to be provided under his employment agreement, or by the Company (otherwise than for ‘‘cause’’ as defined in the employment agreement or for disability), Mr. Kennedy would be entitled, at his election, to severance and benefits continuation pursuant to the Executive Severance Policy (see ‘‘Executive Compensation — Executive Severance Policy’’) (provided that the Severance Period for Mr. Kennedy shall not be less than 24 months) or continued payments of base salary throughout the term, payment of prorated bonus, if and to the extent bonuses are payable to executives under the Executive Bonus Plan for that year based upon achievement of objectives (and not including any discretionary bonus), and continued participation in the Company’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the term or until Mr. Kennedy were covered by like plans of another company. Estimated termination benefits if Mr. Kennedy’s employment with the Company had terminated on December 31, 2006 would be: (a) two times Mr. Kennedy’s base salary of $1,300,000 per year; and (b) two years of basic life insurance at a total cost to the Company of approximately $13,260 (based on 2007 rates). Mr. Kennedy would not receive any bonus payments upon such termination because no bonuses were paid out in respect of 2006. Mr. Kennedy does not currently participate in the Company’s medical and dental plans. All of Mr. Kennedy’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any 24-month Severance Period.

Mr. Stahl.    Mr. Stahl ceased employment with the Company on September 18, 2006 pursuant to a separation agreement between Mr. Stahl and Products Corporation (the ‘‘Stahl Separation Agreement’’). Under the Stahl Separation Agreement, Mr. Stahl receives severance pay and benefits in accordance with the terms provided in his employment agreement with Products Corporation, as amended (as so amended, his ‘‘employment agreement’’), upon his termination without ‘‘cause’’ (as defined in Mr. Stahl’s employment agreement).

In accordance with Mr. Stahl’s employment agreement, the Stahl Separation Agreement provides that Mr. Stahl is entitled to continued payments of base salary, continued participation in the Company’s life insurance plan (which life insurance coverage is subject to a limit of two years) and medical plans subject to the terms of such plans, and continued Company-paid supplemental term life insurance, in each case through the date occurring 36 months after the date of termination, or in the case of medical plan participation only, until such earlier date on which Mr. Stahl were to become covered by like plans of another company, provided that any such continued payments of base salary, together with the forgiveness of his March 2002 loan and his May 2002 loan (each as provided for in his February 2002 employment agreement and as described below), shall not exceed $6 million. The estimated cost of Mr. Stahl’s base salary continuation following his September 2006 departure from the Company is approximately $1,876,000 because it was offset by the forgiveness of his March 2002 loan and May 2002 loan described below. The estimated costs to the Company of Mr. Stahl’s benefits continuation following his termination are: (a) 36 months of Executive Medical Plan continuation at a total cost to the Company of approximately $48,312 (based on 2007 rates); (b) 24 months of basic life insurance at a total cost to the Company of approximately $13,260 (based on 2007 rates); (c) 36 months of supplemental life insurance coverage at a total cost to the Company of approximately $28,425 (based on 2007 rates); and (d) 36 months of group medical and dental insurance coverage at a total cost to the Company of approximately $9,258 (based on 2007 rates).

Pursuant to his employment agreement, Mr. Stahl received two loans (prior to the passage of the Sarbanes-Oxley Act of 2002 and its prohibitions on personal loans to directors and executive officers) from Products Corporation, one, in March 2002, to satisfy state, local and federal income taxes (including any withholding taxes) incurred by him as a result of his having made an election under Section 83(b) of the Code in connection with the 1,000,000 shares of restricted stock that were granted to him in connection with his joining the Company, and a second, in May 2002, to cover the purchase of a principal residence in the New York Metropolitan area, as he was relocating from Atlanta, Georgia. As a result of the termination of his employment in September 2006, the outstanding principal amount and all accrued interest on such loans were forgiven in accordance with the terms of his February 2002 employment agreement. The estimated cost of the forgiveness of such loans following the termination of Mr. Stahl’s employment in September 2006, which are included above under the ‘‘All Other Compensation’’ column of the Summary Compensation Table, were $2,252,337 (including accrued interest) and $1,871,360, respectively.

Mr. Stahl’s employment agreement, as amended, provided that, in the event that Mr. Stahl were terminated without ‘‘cause’’ or if he terminated his employment for ‘‘good reason,’’ Mr. Stahl’s stock option awards and restricted stock awards would continue to vest in accordance with their terms as if Mr. Stahl’s employment had not been terminated and he had remained employed by the Company, and each stock option award would remain exercisable until the later of (i) one year after such existing option award becomes 100% fully vested and exercisable or (ii) 18 months following Mr. Stahl’s termination of employment, but in no event beyond the original option term of each such award; provided, however, that as consideration for continued vesting of any option awards or restricted stock awards, as described above, the non-solicitation and non-competition covenants in Mr. Stahl’s employment agreement would remain in effect at least until the date that all existing equity awards are fully vested. On Mr. Stahl’s termination date and on the Record Date, all of Mr. Stahl’s vested and unvested stock options were ‘‘out-of-the-money’’ and therefore had and continue to have no realizable monetary value. Based on the $1.41 NYSE closing market price of the Company’s Class A Common Stock on Mr. Stahl’s September 18, 2006 termination date, the value of his unvested restricted stock was $1,974,000. The SFAS No. 123(R) expense recognized by the Company during 2006 in connection with Mr. Stahl’s unvested restricted stock awards is included in the ‘‘Stock Awards’’ column in the Summary Compensation Table, above.

Mr. Ennis.    In April 2007, Products Corporation entered into an employment agreement with Mr. Ennis pursuant to which he will serve as the Company’s Executive Vice President and Chief Financial Officer at a base salary of not less than his current base salary, which at the time was $400,000 per annum, with a target bonus of 75% of his base salary and a maximum of 100% of his base salary, and shall be eligible to receive awards of stock options, restricted shares or other awards during the term under the Stock Plan. Products Corporation may terminate Mr. Ennis’ employment agreement effective two years after written notice of non-extension of the agreement. During any period that his employment continues after the termination or expiration of the term of his employment agreement, Mr. Ennis would be deemed an employee at will and would be eligible for severance under Products Corporation’s Executive Severance Policy (see ‘‘Executive Compensation — Executive Severance Policy’’), provided that the severance period for Mr. Ennis shall not be less than 24 months. Mr. Ennis’ employment agreement also provides for separation benefits in the event that, within 24 months following a Change of Control, he is terminated by the Company other than for ‘‘cause’’ or he terminates his employment with the Company for ‘‘good reason.’’ See ‘‘Executive Compensation — Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control — Change of Control Payments.’’

Mr. Ennis’ employment agreement provides for participation in the Executive Bonus Plan and other executive benefit plans on a basis equivalent to other senior executives of the Company at his level generally, including a transportation allowance and financial planning and tax preparation assistance. The employment agreement for Mr. Ennis also provides for protection of Company confidential information and includes a non-compete obligation.

Mr. Ennis’ employment agreement provides that in the event of termination of the term by Mr. Ennis for any material breach by the Company of any of its obligations under his employment agreement or by the Company (otherwise than for ‘‘cause’’ as defined in Mr. Ennis’s employment agreement or disability), Mr. Ennis would be entitled, at his election, to severance, including participation in the Company’s medical plans, pursuant to the Executive Severance Policy (see ‘‘Executive Compensation — Executive Severance Policy’’) (provided that the Severance Period for Mr. Ennis shall not be less than 24 months) or continued payments of base salary throughout the term, payment of prorated bonus, if and to the extent bonuses are payable to executives under the Executive Bonus Plan for that year based upon achievement of objectives (and not including any discretionary bonus), and continued participation in the Company’s life insurance plan, which life insurance coverage is subject to a limit of two years, and medical plans, subject to the terms of such plans throughout the term or until Mr. Ennis were covered by like plans of another company and continued participation in other perquisites of the Company in which Mr. Ennis would otherwise have been entitled to participate during the Severance Period. Estimated termination benefits if Mr. Ennis had been terminated on December 31, 2006 would be: two times Mr. Ennis’s base salary at December 31, 2006 of $375,000; (b) two years of basic life insurance coverage at a total cost to the Company of approximately $3,978 (based on 2007 rates); and (c) two years of car allowance payments at a cost to the Company of approximately $30,000. Mr. Ennis would not receive any bonus payments upon such termination because no bonuses were paid out in respect of 2006. Mr. Ennis does not currently participate in the Company’s medical and dental plans. All of Mr. Ennis’ severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any 24-month Severance Period.

Mr. Kretzman.    Mr. Kretzman’s employment agreement was amended and restated in April 2007 (as amended and restated, his ‘‘employment agreement’’) to, among other things, reflect his additional responsibilities as Executive Vice President, Human Resources, to reflect his current salary and bonus levels, to provide for continued vesting of Mr. Kretzman’s options and restricted stock, and to provide for certain benefits in the event of a Change of Control, all as discussed below. Mr. Kretzman’s employment agreement provides that he will serve as Executive Vice President, Human Resources, Chief Legal Officer and General Counsel at a base salary of not less than his current base salary, which at the time was $683,500 per annum, with a target bonus of 75% of his base salary and a maximum of 100% of his base salary. Products Corporation may terminate Mr. Kretzman’s employment agreement effective two years after written notice of non-extension of the agreement. During any period that his employment continues after the termination or expiration of the term of his employment agreement, Mr. Kretzman would be deemed an employee at will and would be eligible for severance under Products Corporation’s Executive Severance Policy (see ‘‘Executive Compensation — Executive Severance Policy’’), provided that the severance period for Mr. Kretzman shall not be less than 24 months. Mr. Kretzman’s employment agreement provides for participation in the Executive Bonus Plan and participation in other executive benefit plans and perquisites on a basis equivalent to other senior executives of the Company generally. Mr. Kretzman’s employment agreement provides for Company-paid supplemental term life insurance coverage of two times Mr. Kretzman’s base salary. In addition, Mr. Kretzman’s employment agreement provides that he is entitled to receive a retirement benefit at age 62, calculated under the Retirement Plan and Pension Equalization Plan, as if Mr. Kretzman had elected to receive retirement benefits at age 65. Mr. Kretzman’s employment agreement also provides for protection of Company confidential information and includes a non-compete obligation. Mr. Kretzman’s employment agreement also provides for separation benefits in the event that, within 24 months following a Change of Control, he is terminated by the Company other than for ‘‘cause’’ or he terminates his employment with the Company for ‘‘good reason.’’ See ‘‘Executive Compensation — Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control — Change of Control Payments.’’

Mr. Kretzman’s agreement provides that in the event of termination of the term of the employment agreement by Mr. Kretzman for any material breach by the Company of any of its obligations under his employment agreement, failure of the Compensation Committee to adopt and implement the recommendations of management with respect to stock option or restricted stock grants to be provided under his employment agreement or for ‘‘good reason’’ (as defined in Mr. Kretzman’s employment agreement), or by the Company (otherwise than for ‘‘cause’’ as defined in the employment agreement or for disability), Mr. Kretzman would be entitled, at his election, to severance and benefits continuation pursuant to the Executive Severance Policy (see ‘‘Executive Compensation — Executive Severance Policy’’) (provided that the Severance Period for Mr. Kretzman shall not be less than 24 months) or continued payments of base salary throughout the term, payment of prorated bonus, if and to the extent bonuses are payable to executives under the Executive Bonus Plan for that year based upon achievement of objectives (and not including any discretionary bonus), continued participation in the Company’s life insurance plan, subject to a limit of two years, and medical and executive medical plans, subject to the terms of such plans, throughout the term or until Mr. Kretzman were covered by like plans of another company and continued participation in other perquisites of the Company in which Mr. Kretzman would otherwise have been entitled to participate during the Severance Period. Mr. Kretzman’s employment agreement also provides that all restricted stock and stock option awards held Mr. Kretzman would continue to vest in accordance with their terms as if Mr. Kretzman’s employment had not been terminated and he had remained employed by the Company, and such stock option awards would remain exercisable until the later of (i) one year after such existing option award becomes 100% fully vested and exercisable or (ii) 18 months following Mr. Kretzman’s termination of employment, but in no event beyond the original option term of each such award; provided, however, that as consideration for continued vesting of any option awards or restricted stock awards, as described above, the non-solicitation and non-competition covenants in Mr. Kretzman’s employment agreement would remain in effect at least until the date that all existing equity awards are fully vested. Estimated termination benefits if Mr. Kretzman had been terminated on December 31, 2006 would be: (a) two times Mr. Kretzman’s base salary at December 31, 2006 of $654,000; (b) vesting of unvested restricted awards at an estimated cost of $342,400 (based on the number of unvested restricted shares held by Mr. Kretzman as of December 31, 2006 multiplied by the $1.28 NYSE closing market price of the Company ’s Class A Common Stock on December 29, 2006 (the last NYSE trading day during 2006)); (c) 24 months of life insurance coverage at a total cost to the Company of approximately $19,777 (based on 2007 rates) and related tax gross ups of approximately $8,560; (d) 24 months of group medical and dental insurance and executive medical coverage at a total cost to the Company of approximately $55,230 (based on 2007 rates); and (e) 24 months of use of a Company-provided automobile at a total cost to the Company of approximately $32,202 (based on 2006 imputed income) and related tax gross ups of approximately $22,940. Mr. Kretzman would not receive any bonus payments upon such termination because no bonuses were paid out in respect of 2006. All of Mr. Kretzman’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any 24-month Severance Period.

Mr. McGuire.    Mr. McGuire’s employment with the Company ceased effective October 13, 2006 pursuant to a separation agreement between Mr. McGuire and Products Corporation (the ‘‘McGuire Separation Agreement’’). Under the McGuire Separation Agreement, Mr. McGuire will receive severance pay and benefits substantially in accordance with the terms provided in his employment agreement with Products Corporation, as amended (as so amended, his ‘‘employment agreement’’), upon his termination without ‘‘cause’’ (as defined in Mr. McGuire’s employment agreement).

The estimated termination benefits to Mr. McGuire following his October departure from the Company are: (a) two times his base salary in effect at the time of his departure from the Company of $545,000; (b) 24 months of group medical and dental coverage at a cost to the Company of approximately $21,630 (based on 2007 rates); and (c) 24 months of basic life insurance coverage at a cost to the Company of approximately $5,781 (based on 2007 rates). All of Mr. McGuire’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during the 24-month Severance Period.

Change of Control Payments

The Company believes that providing limited protections to its most senior executives upon a Change of Control is in shareholders’ best interests because doing so serves to maintain a stable executive team. The triggers are structured so that vesting of stock Awards occurs upon a Change of Control, and the other protections apply only upon the occurrence of both a Change of Control and the loss of the executive’s position (i.e., a ‘‘double trigger’’). Each of Messrs. Kennedy’s, Ennis’ and Kretzman’s employment agreements provides that, in the event of any Change of Control, the terms of their employment agreements would be extended for an additional 24 months from the effective date of any such Change of Control. Each of their employment agreements also provides that if, within this 24-month period, the executive were to terminate his employment with the Company for ‘‘good reason’’ or if the Company were to terminate the executive’s employment other than for ‘‘cause,’’ he would receive: (i) a lump-sum payment equal to two times the sum of (a) the executive’s base salary and (b) the executive’s average gross bonus earned over the five calendar years prior to termination (or, with respect to Mr. Ennis, the actual number of calendar years prior to termination for which he was eligible to receive a bonus up to five years); and (ii) 24 months of continuation of all fringe benefits then provided to the executive or, in lieu of such benefits, a lump-sum cash payment equal to the value of such benefits. Each of their employment agreements also provides that, in the event of a Change of Control, all then-unvested stock options and restricted shares held by them shall immediately vest and become fully exercisable.

The estimated benefits upon a Change of Control and subsequent termination for Mr. Kennedy, assuming his employment had terminated on December 31, 2006, would be: (a) two times his base salary of $1.3 million; (b) two times his 5-year average bonus of $123,520; (c) $143,200 in respect of the one-time costs to the Company of providing the equivalent of two years of contributions under the Company’s 401(k) Plan (based on 2006 Company matching contributions) and an additional two years of service credit under the Company’s Retirement Plan and Pension equalization plan; (d) $531,200 in respect of the immediate vesting of Mr. Kennedy’s unvested restricted stock (based on the number of shares of unvested restricted stock held by Mr. Kennedy as of December 31, 2006 multiplied by the $1.28 NYSE closing market price of the Company’s Class A Common Stock on December 29, 2006 (the last NYSE trading day during 2006)) (which does not include any value in respect of vesting of stock options, as all of Mr. Kennedy’s options were ‘‘out-of-the-money’’ as of December 31, 2006 and had no realizable monetary value on such date; such options remained ‘‘out-of-the money’’ on the Record Date, as well, based on the NYSE closing market price for the Company’s Class A Common Stock of $1.13 on such date); (e) 24 months of basic life insurance at a cost to the Company of approximately $13,260 (based on 2007 rates); and (f) 24 months of car allowance payments at a cost to the Company of approximately $30,000. Mr. Kennedy does not currently participate in the Company’s medical and dental plans.

The estimated benefits upon a Change of Control and subsequent termination for Mr. Ennis, assuming his employment had terminated on December 31, 2006, would be: (a) two times his base salary at December 31, 2006 of $375,000; (b) two times his average bonus of $7,088 during the two years he has been eligible to receive a bonus; (c) $50,700 in respect of the one-time costs to the Company of providing the equivalent of two years of contributions under the Company’s 401(k) Plan (based on 2006 contributions) and two years of service credit under the Company’s Retirement Plan and Pension Equalization Plan; (d) $140,800 in respect of the immediate vesting of Mr. Ennis’ unvested restricted stock (based on the number of shares of unvested restricted stock held by Mr. Ennis as of December 31, 2006 multiplied by the $1.28 NYSE closing market price of the Company’s Class A Common Stock on December 29, 2006 (the last NYSE trading day during 2006)) (which does not include any value in respect of vesting of stock options, as all of Mr. Ennis’ options were ‘‘out-of-the-money’’ as of December 31, 2006 and had no realizable monetary value on such date; such options remained ‘‘out-of-the money’’ on the Record Date, as well, based on the NYSE closing market price for the Company’s Class A Common Stock of $1.13 on such date); (e) 24 months of basic life insurance at a total cost to the Company of approximately $3,978 (based on 2007 rates); and (f) 24 months of car allowance payments at a total cost to the Company of approximately $30,000. Mr. Ennis does not currently participate in the Company’s medical and dental plans.

The estimated benefits upon a Change of Control and subsequent termination for Mr. Kretzman, assuming his employment had terminated on December 31, 2006, would be: (a) two times his base salary at December 31, 2006 of $654,000; (b) two times his 5-year average bonus of $97,315; (c) $178,200 in respect of the one-time costs to the Company of providing the equivalent of two years of contributions under the Company’s 401(k) Plan (based on 2006 Company matching contributions) and an additional two years of service credit under the Company’s Retirement Plan and Pension Equalization Plan; (d) $342,400 in respect of the immediate vesting of Mr. Kretzman’s unvested restricted stock (based on the number of shares of unvested restricted stock held by Mr. Kretzman as of December 31, 2006 multiplied by the $1.28 NYSE closing market price of the Company’s Class A Common Stock on December 29, 2006 (the last NYSE trading day during 2006)) (which does not include any value in respect of vesting of stock options, as all of Mr. Kretzman’s stock options were ‘‘out-of-the-money’’ as of December 31, 2006 and had no realizable monetary value on such date; such options remained ‘‘out-of-the money’’ on the Record Date, as well, based on the NYSE closing market price for the Company’s Class A Common Stock of $1.13 on such date); (e) 24 months of life insurance coverage at a total cost to the Company of approximately $19,777 (based on 2007 rates) and related tax gross ups of approximately $8,560; (f) 24 months of group medical and dental insurance and executive medical coverage at a total cost to the Company of approximately $55,230 (based on 2007 rates); and (g) 24 months of use of a Company-provided automobile at a total cost to the Company of approximately $32,202 (based on 2006 imputed income) and related tax gross ups of approximately $22,940.

Executive Severance Policy

Products Corporation’s Executive Severance Policy as in effect on December 31, 2006 provides that upon termination of employment of eligible executive employees, including Messrs. Kennedy, Ennis and Kretzman, other than voluntary resignation by the executive or termination by Products Corporation for ‘‘good reason,’’ in consideration for the executive’s execution of a release and confidentiality agreement and the Company’s standard employee non-competition agreement, the eligible executive may be eligible to receive, in lieu of severance under any employment agreement then in effect or under Products Corporation’s basic severance plan, a number of months of severance pay in bi-weekly installments based upon such executive’s grade level and years of service, reduced by the amount of any statutory termination payments received by such executive during the severance period and, in certain circumstances, by the actuarial value of enhanced pension benefits received by the executive, as well as continued participation in medical and certain other benefit plans for the severance period. Pursuant to the Executive Severance Policy, upon meeting the conditions set forth in such policy, as of December 31, 2006, Messrs. Kennedy, Ennis and Kretzman could be entitled to severance pay of up to 20, 17 and 22 months of base salary, respectively, at the base salary rate in effect on the date of employment termination, plus continued participation in the medical and dental plans for the same respective periods on the same terms as active employees, provided that under each of Messrs. Kennedy’s, Ennis’ and Kretzman’s employment agreements the severance period is at least 24 months. Any compensation and benefits to which Messrs. Kennedy, Ennis or Kretzman would be eligible to receive upon termination pursuant to the terms of their employment agreements or the Executive Severance Policy would be subject to applicable restrictions of the Code, if any, including, without limitation, Section 409A of the Code and related regulations.

GRANTS OF PLAN-BASED AWARDS

During 2006, the Named Executive Officers received the awards of restricted stock under the Stock Plan, as set forth below. Messrs. Stahl and McGuire did not receive any awards under the Stock Plan during 2006. None of the Named Executive Officers received awards of stock options during 2006. Grant date fair values reflect the number of shares of restricted stock times $1.59, which was the NYSE closing market price of the Company’s Class A Common Stock on the November 16, 2006 grant date. Additionally, based on the NYSE closing market price of the Company’s Class A Common Stock of $1.28 per share on December 29, 2006 (the last NYSE trading day prior during 2006), the fair value for the awards at the end of 2006 would be substantially less, at $448,000, $140,800 and $240,000, for Messrs. Kennedy, Ennis and Kretzman, respectively.

Name(a)	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Grant Date Fair Value of Stock and Option Awards ($)
David L. Kennedy	November 16, 2006	350,000	—	556,500
President and Chief Executive Officer
Alan T. Ennis	November 16, 2006	110,000	—	174,900
Executive Vice President and Chief Financial Officer
Robert K. Kretzman	November 16, 2006	187,500	—	298,125
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

(a)	Messrs. McGuire and Stahl did not receive any awards under the Stock Plan in 2006. None of the Named Executive Officers received awards of stock options during 2006.

On November 16, 2006, the Compensation Committee granted each of Messrs. Kennedy, Ennis and Kretzman shares of restricted Class A Common Stock under the Stock Plan. Each of these awards was previously publicly reported on a Form 4 filed with the SEC on November 17, 2006. All of the restricted shares granted to Messrs. Kennedy and Kretzman and 22,500 of the 110,000 restricted shares granted to Mr. Ennis vest as to one-third of the shares on each of November 16, 2007, November 16, 2008 and November 16, 2009. Of the remaining 87,500 restricted shares granted to Mr. Ennis, 50% of such shares vested on July 2, 2007 (of which 14,788 shares were withheld by the Company to satisfy withholding taxes due with respect to such vesting event, as previously reported on a Form 4 filed with the SEC on July 3, 2007, which withheld shares became treasury shares of Revlon, Inc.) and 25% of such shares vest on January 2, 2008 and 25% of such shares vest on July 2, 2008. No dividends will be paid on the unvested restricted stock granted to Messrs. Kennedy, Ennis and Kretzman in 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity Awards granted to the Named Executive Officers during 2006 and awards granted during previous years under the Company’s Stock Plan, in each case which remained outstanding as of December 31, 2006. Since the NYSE closing market price of the Company’s Class A Common Stock of $1.28 per share on December 29, 2006 (the last NYSE trading day prior during 2006) was lower than the exercise price for all options outstanding on December 31, 2006, all of the stock options held by the Named Executive Officers had no realizable monetary value as of December 31, 2006. Based on the NYSE closing market price of the Company’s Class A Common Stock of $1.13 per share on the Record Date, such options were ‘‘out-of-the money’’ and had no realizable monetary value as of such date, as well.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David L. Kennedy	150,000	—	—	4.96	6/21/2012	415,000	531,200	—	—
President and Chief	37,500	12,500		3.06	4/22/2013
Executive Officer	1,119,750	373,250		3.03	4/14/2011
	33,750	101,250		2.55	3/7/2012
Jack L. Stahl	—	400,000	—	3.82	3/18/2008	1,400,000	1,792,000	—	—
Former President and	75,000	25,000		3.09	5/19/2008
Chief Executive	4,140,000	1,380,000		3.03	12/31/2008
Officer
Alan T. Ennis	5,000	15,000	—	2.88	3/31/2012	110,000	140,800	—	—
Executive Vice President and Chief Financial Officer
Robert K. Kretzman	4,500	—	—	31.375	1/9/2007	267,500	342,400	—	—
Executive Vice	7,500	—		34.00	1/8/2008
President, Human	8,000	—		15.00	2/12/2009
Resources, Chief	10,000	—		24.125	5/17/2009
Legal Officer,	20,000	—		7.0625	5/22/2010
General Counsel	15,000	—		5.66	6/18/2011
and Secretary	50,000	—		3.78	9/17/2012
	716,250	238,750		3.03	4/14/2011
	30,000	90,000		2.55	3/17/2012
Thomas E. McGuire	497,500	—	—	3.03	1/11/2007	—	—	—	—
Former Executive	75,000			3.01	1/11/2007
Vice President,	32,500			2.55	1/11/2007
President, Revlon
International

(a)	Grant dates and vesting for options listed in the table are as follows:

•	Mr. Kennedy:

•	Mr. Kennedy was granted 150,000 stock options at an exercise price of $4.96 per share on June 21, 2002. The options vested 25% on each anniversary of the grant date and were fully vested on June 21, 2006.

•	Mr. Kennedy was granted 50,000 stock options at an exercise price of $3.06 per share on April 22, 2003. The options vest 25% on each anniversary of the grant date. As of December 31, 2006, 37,500 of these options had vested, and the remaining 12,500 options vested on April 22, 2007 (after December 31, 2006).

•	Mr. Kennedy was granted 1,493,000 stock options at an exercise price of $3.03 per share on April 14, 2004. The options vest 25% on December 31 of each year, beginning December 31, 2004. As of December 31, 2006, 1,119,750 of these options had vested and 373,250 were unvested.

•	Mr. Kennedy was granted 135,000 stock options at an exercise price of $2.55 per share on March 7, 2005. The options vest 25% on each anniversary of the grant date. As of December 31, 2006, 33,750 of these options had vested, and 101,250 were unvested. An additional 33,750 of these options vested on March 7, 2007 (after December 31, 2006).

•	Mr. Stahl:

Pursuant to the terms of his employment agreement and separation agreement, each of Mr. Stahl’s stock option awards continues to vest following his departure from the Company and remains exercisable until the later of (i) one year after such existing option award becomes 100% fully vested and exercisable or (ii) 18 months following Mr. Stahl’s termination of employment, but in no event beyond the original option term of each such award, as reflected in the table above. See ‘‘Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control.’’

•	Mr. Stahl was granted 400,000 stock options at an exercise price of $3.82 per share on February 17, 2002. 100% of these options vested on February 17, 2007 (after December 31, 2006).

•	Mr. Stahl was granted 100,000 stock options at an exercise price of $3.09 per share on May 19, 2003. The options vest 25% on each anniversary of the grant date. As of December 31, 2006, 75,000 of these options had vested, and the remaining 25,000 options vested on May 19, 2007 (after December 31, 2006).

•	Mr. Stahl was granted 5,520,000 stock options at an exercise price of $3.03 per share on April 14, 2004. The options vest 25% on December 31 of each year, beginning December 31, 2004. As of December 31, 2006, 4,140,000 of these options had vested and 1,380,000 were unvested.

•	Mr. Ennis:

•	Mr. Ennis was granted 20,000 stock options at an exercise price of $2.88 per share on March 31, 2005. The options vest 25% on each anniversary of the grant date. As of December 31, 2006, 5,000 of these options had vested and 15,000 were unvested. An additional 5,000 of these options vested on March 31, 2007 (after December 31, 2006).

•	Mr. Kretzman:

•	Mr. Kretzman was granted 6,000 stock options at an exercise $31.375 per share on January 9, 1997, 1,500 of which were exercised. The options vested 25% on each anniversary of the grant date and were fully vested on January 9, 2001. These options expired on January 9, 2007 (after December 31, 2006).

•	Mr. Kretzman was granted 7,500 stock options at an exercise price of $34.00 per share on January 8, 1998. The options vested 25% on each anniversary of the grant date and were fully vested on January 8, 2002.

•	Mr. Kretzman was granted 8,000 stock options at an exercise price of $15.00 per share on February 12, 1999. 100% of the options vested on February 12, 2000.

•	Mr. Kretzman was granted 10,000 stock options at an exercise price of $24.125 per share on May 17, 1999. The options vested 25% on each anniversary of the grant date and were fully vested on May 17, 2003.

•	Mr. Kretzman was granted 20,000 stock options at an exercise price of $7.0625 per share on May 22, 2000. The options vested 25% on each anniversary of the grant date and were fully vested on May 22, 2004.

•	Mr. Kretzman was granted 15,000 stock options at an exercise price of $5.66 per share on June 18, 2001. The options vested 25% on each anniversary of the grant date and were fully vested on June 18, 2005.

•	Mr. Kretzman was granted 50,000 stock options at an exercise price of $3.78 per share on September 17, 2002. One-third of these options vested on each anniversary of the grant date and were fully vested on September 17, 2005.

•	Mr. Kretzman was granted 955,000 stock options at an exercise price of $3.03 per share on April 14, 2004. The options vest 25% on December 31 of each year, beginning December 31, 2004. As of December 31, 2006, 716,250 of these options had vested and 238,750 were unvested.

•	Mr. Kretzman was granted 120,000 stock options at an exercise price of $2.55 per share on March 7, 2005. The options vest 25% on each anniversary of the grant date. As of December 31, 2006, 30,000 of these options had vested and 90,000 were unvested. An additional 30,000 of these options vested on March 7, 2007 (after December 31, 2006).

•	Mr. McGuire:

All of Mr. McGuire’s unvested stock options were cancelled upon his departure from the Company. All of Mr. McGuire’s vested stock options were cancelled on January 11, 2007, 90 days following his termination, pursuant to the terms of the Stock Plan.

(b)	The market value of the restricted shares identified in the table above is based on the $1.28 NYSE closing market price of the Company’s Class A Common Stock on December 29, 2006 (the last NYSE trading day in 2006). None of the restricted stock granted to the executives has any dividend rights.

•	Mr. Kennedy:

•	Mr. Kennedy was granted 50,000 shares of restricted stock on June 21, 2002. 100% of these shares were vested on June 18, 2004.

•	Mr. Kennedy was granted 195,000 shares of restricted stock on April 14, 2004. One-third of these shares vested on each anniversary of the grant date. As of December 31, 2006, 130,000 of these shares had vested and the remaining 65,000 shares vested on April 14, 2007 (after December 31, 2006).

•	Mr. Kennedy was granted 350,000 shares of restricted stock on November 16, 2006. One-third of these shares vest on each anniversary of the grant date. As of December 31, 2006, none of these shares had vested. On November 16, 2007, an additional 116,666 of these shares vested (after December 31, 2006).

•	Mr. Stahl:

Pursuant to the terms of his employment agreement and separation agreement, Mr. Stahl’s restricted stock awards continue to vest following his departure from the Company in accordance with their terms as if Mr. Stahl’s employment had not been terminated and he had remained employed by the Company. See ‘‘Employment Agreements and Payments Upon Termination of Employment Agreements and Changes of Control.’’

•	Mr. Stahl was granted 1,000,000 shares of restricted stock on February 17, 2002. As of December 31, 2006, 500,000 of these shares had vested and the remaining 500,000 shares vested on February 17, 2007 (after December 31, 2006).

•	Mr. Stahl was granted 2,700,000 shares of restricted stock on April 14, 2004. One-third of these shares vested on each anniversary of the grant date. As of December 31, 2006, 1,800,000 of these shares had vested and the remaining 900,000 shares vested on April 14, 2007 (after December 31, 2006).

•	Mr. Ennis:

•	Mr. Ennis was granted 110,000 shares of restricted stock on November 16, 2006. 87,500 of these shares vest 50% on July 2, 2007, 25% on January 2, 2008 and 25% on July 2, 2008. The remaining 22,500 shares vest one-third on each of November 16, 2007, November 16, 2008 and November 16, 2009. 43,750 of these shares vested on July 2, 2007 (after December 31, 2006) and an additional 7,500 of these shares vested on November 16, 2007 (after December 31, 2006).

•	Mr. Kretzman:

•	Mr. Kretzman was granted 35,000 shares of restricted stock on June 18, 2001. 100% of these shares were vested on June 18, 2004.

•	Mr. Kretzman was granted 40,000 shares of restricted stock on September 17, 2002. 100% of these shares were vested on September 17, 2005.

•	Mr. Kretzman was granted 240,000 shares of restricted stock on April 14, 2004. One-third of the shares vested on each anniversary of the grant date. As of December 31, 2006, 160,000 of the shares had vested and the remaining 80,000 shares vested on April 14, 2007 (after December 31, 2006).

•	Mr. Kretzman was granted 187,500 shares of restricted stock on November 16, 2006. One-third of these shares vest on each anniversary of the grant date. As of December 31, 2006, none of the shares had vested. On November 16, 2007, an additional 62,499 of these shares vested (after December 31, 2006).

•	Mr. McGuire:

All of Mr. McGuire’s unvested restricted stock awards were cancelled upon his departure from the Company.

OPTIONS EXERCISED AND STOCK VESTED

The following table sets forth the value of restricted stock held by the Named Executive Officers which vested during 2006, with the value determined by multiplying the number of shares that vested by the NYSE closing market price of the Company’s Class A Common Stock on the vesting date. In the case of each of Messrs. Kennedy, Stahl, Kretzman and McGuire, the NYSE closing market price of Class A Common Stock on each vesting date exceeded the NYSE closing market price at year-end and, therefore, actual year-end values of the restricted stock that vested in 2006 are substantially lower than the value realized on vesting reflected in the table (other than 50,000 shares of restricted stock held by Mr. McGuire which vested on August 18, 2006, on which date the NYSE closing price of the Company’s Class A Common Stock of $1.28 was equal to the NYSE closing market price at year-end). Year-end values of restricted stock that vested during 2006, based on the NYSE closing market price of the Company’s Class A Common Stock of $1.28 per share on December 29, 2006 (the last NYSE trading day during 2006), are $83,200, $1,472,000, $102,400 and $147,200 for Messrs. Kennedy, Stahl, Kretzman and McGuire, respectively.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(a)
David L. Kennedy	—	—	65,000	205,400
President and Chief Executive Officer
Jack L. Stahl	—	—	1,150,000	3,706,500
Former President and Chief Executive Officer
Robert K. Kretzman	—	—	80,000	252,800
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary
Thomas E. McGuire	—	—	115,000	269,400
Former Executive Vice President, President, Revlon International

(a)	The aggregate dollar amount realized upon the vesting of restricted shares was computed by multiplying the number of shares of restricted stock that vested during 2006 by the NYSE closing price of the Company’s Class A Common Stock on the vesting date. The SFAS No. 123(R) expense incurred by the Company with respect to the 2006 fiscal year in connection with these shares is reflected in the ‘‘Stock Awards’’ column of the Summary Compensation Table.

•	Mr. Kennedy had 65,000 shares of restricted stock vest on April 14, 2006. The NYSE closing market price of the Company’s Class A Common Stock on April 13, 2006 (there was no trading on April 14, 2006) was $3.16 per share. Based on the 2006 year-end NYSE closing market price of the Company’s Class A Common Stock of $1.28 per share, the value of Mr. Kennedy’s stock awards that vested during 2006 is $83,200.

•	Mr. Stahl had 250,000 shares of restricted stock vest on February 17, 2006 and 900,000 shares of restricted stock vest on April 14, 2006. The NYSE closing market prices of the Company’s Class A Common Stock on February 17, 2006 and April 14, 2006 were $3.45 per share and $3.16 per share, respectively. Based on the 2006 year-end NYSE closing market price of the Company’s Class A Common Stock of $1.28 per share, the value of Mr. Stahl’s stock awards that vested during 2006 is $1,472,000.

•	Mr. Kretzman had 80,000 shares of restricted stock vest on April 14, 2006. The NYSE closing market price of the Company’s Class A Common Stock on April 14, 2006 was $3.16 per share. Based on the 2006 year-end NYSE closing market price of the Company’s Class A Common Stock of $1.28 per share, the value of Mr. Kretzman’s stock awards that vested during 2006 is $102,400.

•	Mr. McGuire had 65,000 shares of restricted stock vest on April 14, 2006 and 50,000 shares of restricted stock vest on August 18, 2006. The NYSE closing market prices of the Company’s Class A Common Stock on April 14, 2006 and August 18, 2006 were $3.16 per share and $1.28 per share, respectively. Based on the 2006 year-end NYSE closing market price of the Company’s Class A Common Stock of $1.28 per share, the value of Mr. McGuire’s stock awards that vested during 2006 is $147,200.

PENSION BENEFITS

The following table shows, as of September 30, 2006 (the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC on March 13, 2007), the number of years of credited service, the present value of accumulated benefit and the payments made during the last fiscal year with respect to each Named Executive Officer under the Retirement Plan and the Pension Equalization Plan, as described below. Note that, as of January 1, 2007, the Company adopted the requirement to measure defined benefit plan assets and obligations using a measurement date of December 31st, rather than using a September 30th measurement date.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(a)	Payments During 2006 ($)
David L. Kennedy	Retirement Plan	4.25	54,427	—
President and Chief Executive Officer	Pension Equalization Plan	4.25	98,659	—
Alan T. Ennis	Retirement Plan	1.50	14,077	—
Executive Vice President and Chief Financial Officer
Robert K. Kretzman	Retirement Plan	18.17	352,341	—
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary	Pension Equalization Plan	18.17	783,293	—
Thomas E. McGuire	Retirement Plan	3.08	38,704	—
Former E.V.P.,			(subsequently forfeited)
President, Revlon International	Pension Equalization Plan	3.08	51,107 (subsequently forfeited)

(a)	The amounts set forth in the Pension Benefits table are based on the assumptions set forth in Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007. These amounts have been calculated based on normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. Mr. Kretzman’s employment agreement provides that he is entitled to receive a retirement benefit at age 62, calculated under the Retirement Plan and Pension Equalization Plan as if Mr. Kretzman had elected to receive benefits at age 65. The present value of Mr. Kretzman’s accumulated benefit calculated under the Retirement Plan based on retirement at age 62 is $449,225, and the present value of Mr. Kretzman’s accumulated benefit calculated under the Pension Equalization Plan based on retirement at age 62 is $998,674. The Pension Equalization Plan is a non-qualified and unfunded plan. Because Mr. McGuire had been employed with the Company for less than five years upon his October 2006 departure from the Company, he forfeited all benefits under the Retirement Plan and Pension Equalization Plan. The Pension Benefits Table does not include Mr. Stahl, who forfeited all benefits under the Retirement Plan and Pension Equalization Plan upon his September 2006 departure from the Company (prior to the September 30, 2006 pension plan measurement date).

The Retirement Plan is intended to be a tax qualified defined benefit plan. Benefits under the non-cash balance program of the Retirement Plan (the ‘‘Non-Cash Balance Program’’) are a function of service and final average compensation. The Non-Cash Balance Program is designed to provide an employee having 30 years of credited service with an annuity generally equal to 52% of final average compensation less 50% of estimated individual Social Security benefits. Final average compensation is defined as average annual base salary and bonus (but not any part of bonuses in excess of 50% of base salary) during the five consecutive calendar years in which base salary and bonus (but not any part of bonuses in excess of 50% of base salary) were highest out of the last 10 years prior to retirement or earlier termination. Participants in the Non-Cash Balance Program are eligible for early retirement upon the later of the date that they reach age 55 or complete 10 years of service. The amount payable upon early retirement is calculated based on the normal retirement benefit calculation under the Non-Cash Balance Program, reduced by ½% for each month that benefits start before the normal retirement date of age 65 (or 6% for each full year of retirement). As of December 31, 2006, Mr. Kretzman was eligible for early retirement under the Non-Cash Balance Program. Except as otherwise indicated, credited service includes all periods of employment with the Company or a subsidiary prior to retirement or earlier termination. Messrs. Kennedy and Ennis do not participate in the Non-Cash Balance Program. The normal retirement benefit is a single-life annuity.

Effective January 1, 2001, Products Corporation amended the Retirement Plan to provide for a cash balance program under the Retirement Plan (the ‘‘Cash Balance Program’’). Under the Cash Balance Program, eligible employees will receive quarterly pay credits to an individual cash balance bookkeeping account equal to 5% of their base salary and bonus (but not any part of bonuses in excess of 50% of base salary for the year) for the previous quarter. Interest credits, which commenced June 30, 2001, are allocated quarterly (based on the yield of the 30-year Treasury bill for November of the preceding calendar year). Employees who as of January 1, 2001 were at least age 45, had 10 or more years of service with the Company and whose age and years of service totaled at least 60, including Mr. Kretzman, were ‘‘grandfathered’’ and continue to participate in the Non-Cash Balance Program under the same retirement formula described in the preceding paragraph. All other eligible employees had their benefits earned (if any) under the Non-Cash Balance Program ‘‘frozen’’ on December 31, 2000 and began to participate in the Cash Balance Program on January 1, 2001. The ‘‘frozen’’ benefits will be payable at normal retirement age and will be reduced if the employee elects early retirement. Any employee who, as of January 1, 2001 was at least age 40 but not part of the ‘‘grandfathered’’ group will, in addition to the ‘‘basic’’ 5% quarterly pay credits, receive quarterly ‘‘transition’’ pay credits of 3% of compensation each year for up to 10 years or until he/she leaves employment with the Company, whichever is earlier. Messrs. Kennedy and Ennis participate in the Cash Balance Program. As they were not employed by the Company on January 1, 2001 (the date on which a ‘‘transition’’ employee was determined), Messrs. Kennedy and Ennis are eligible to receive only basic pay credits.

The Retirement Plan and Pension Equalization Plan each provide that employees vest in their benefits after they have completed five years of service with the Company or an affiliate of the Company. Because Messrs. Stahl and McGuire were employed by the Company for less than five years, they forfeited any benefits under the Pension Plan or the Pension Equalization Program upon their respective terminations of employment. Additionally, Messrs. Kennedy and Ennis were not yet vested in their benefits under the Pension Plan or the Pension Equalization Plan as of December 31, 2006.

The Employee Retirement Income Security Act of 1974, as amended, places certain maximum limitations upon the annual benefit payable under all qualified plans of an employer to any one individual. In addition, the Code limits the annual amount of compensation that can be considered in determining the level of benefits under qualified plans. The Pension Equalization Plan, as amended, is a non-qualified and unfunded benefit arrangement designed to provide for the payment by the Company of the difference, if any, between the amount of such maximum limitations and the annual benefit that would be payable under the Retirement Plan (including the Non-Cash Balance Program and the Cash Balance Program) but for such limitations, up to a combined maximum annual straight life annuity benefit at age 65 under the Retirement Plan and the Pension Equalization Plan of $500,000. Payments under the Pension Equalization Plan are generally made at the same time and in the same form and manner as the corresponding payments would have been made under the Retirement Plan. Benefits provided under the Pension Equalization Plan are conditioned on the participant’s compliance with his or her non-competition agreement and on the participant not competing with Products Corporation for one year after termination of employment.

NON-QUALIFIED DEFERRED COMPENSATION

The only non-qualified deferred compensation plan in which any of the Company’s Named Executive Officers participated is the unfunded Excess Savings Plan, which plan was frozen to new contributions on December 31, 2005. Amounts shown in the table below reflect amounts deferred from compensation and Company matching contributions prior to December 31, 2005, as well as investment returns from December 31, 2005 through December 31, 2006.

Name	Executive Contributions in 2006 ($)	Registrant Contributions in 2006 ($)	Aggregate Earnings in 2006 ($)(a)	Aggregate Withdrawals/ Distributions ($)(b)	Aggregate Balance at 12/31/06 ($)
Jack L. Stahl	—	—	9,462	183,801	—
Former President and Chief Executive Officer
Robert K. Kretzman	—	—	10,377	—	87,491
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

(a)	Amounts reported under Aggregate Earnings in 2006 are not reported in the Summary Compensation Table. These amounts represent market returns on Messrs. Stahl’s and Kretzman’s investments under the Excess Savings Plan.
(b)	Following his departure from the Company, Mr. Stahl elected to receive the full balance in his Excess Savings Plan account in cash as a lump sum payment.

Prior to December 31, 2005, the Company allowed employees to contribute to and matched employee contributions in the Excess Savings Plan. Contributions to the Excess Savings Plan were frozen on December 31, 2005. The Excess Savings Plan provides for the same investment choices as are available in the Company’s 401(k) Plan. The Excess Savings Plan does not provide for above-market returns. Payments of participant balances under the Excess Savings Plan commence as soon as practicable after termination of a participant’s employment and may be paid in annual installments over a period of 10 years, over a period of less than 10 years or as a single lump sum payment.

DIRECTOR COMPENSATION

Non-Employee Directors are paid an annual retainer fee of $35,000, payable in quarterly installments, a fee of $1,000 for each meeting of the Board of Directors or any committee (other than the Audit Committee) that they attend and annual Awards under the Stock Plan pursuant to a formula. The Compensation Committee determines a maximum face value of the annual option grant each year for each Non-Employee Director (which face value amount cannot exceed $100,000 in any given year and was set at $75,000 for each of 2004 and 2005), and the face value amount is divided by the per-share NYSE closing price of the Company’s Class A Common Stock on the date of the grant to determine the number of options to be granted to the Non-Employee Director. On November 28, 2006, the Compensation Committee, based upon management’s recommendation and upon advice from Mercer, approved Awards of 25,000 shares of restricted stock to each of the Company’s Non-Employee Directors (the ‘‘2006 Non-Employee Director Awards’’). The 2006 Non-Employee Director Awards were granted as part of the annual compensation for Board members in lieu of the annual grant of stock options to the Non-Employee Directors. The grant date fair value of these restricted stock awards, based on the $1.52 NYSE closing market price of the Company’s Class A Common Stock on the November 28, 2006 grant date, was $38,000. These shares vest as to one-third of the total award on each anniversary of the grant date. On December 31, 2006, all of these shares were unvested and therefore had no realizable monetary value as of that date.

In recognition of the increased responsibilities that have arisen as a result of the passage of the Sarbanes-Oxley Act of 2002 and revised SEC and NYSE rules, and based upon advice from Mercer, members of the Audit Committee are paid an annual Audit Committee retainer fee of $10,000, in addition to the aforementioned annual retainer fee for Board membership, and a per meeting fee of $1,500 for each meeting of the Audit Committee that they attend. Non-Employee Directors who serve as chairman of the Audit Committee, Nominating Committee and Compensation Committee each receive an annual retainer fee of $10,000 per annum, in addition to any other retainer or meeting fees they receive.

Messrs. Bernikow and Landau are also non-employee members of the Board of Directors of Products Corporation, Revlon’s wholly owned operating subsidiary, for which they are each paid an annual retainer fee of $25,000 per annum and a meeting fee of $1,000 for each meeting of the Board of Directors of Products Corporation that they attend.

Consistent with the summaries set forth above, the following chart shows all compensation paid by the Company to the Non-Employee Directors during 2006, including Board of Directors and applicable Board committee retainer and meeting fees. It should be noted that under the SEC’s compensation disclosure rules, the director compensation table below includes, under the columns ‘‘Stock Awards’’ and ‘‘Option Awards,’’ the expense required to be recognized by the Company pursuant to SFAS No. 123(R) during 2006 (excluding forfeiture assumptions) in respect of outstanding restricted stock and option awards to the Directors listed below. In all cases, option awards outstanding as of December 31, 2006 were ‘‘out-of-the-money,’’ in that in each case they had exercise prices that were above the NYSE closing market price of the Company’s Class A Common Stock of $1.28 on December 29, 2006 (the last NYSE trading day during 2006) and therefore had no realizable monetary value to the Directors listed below. Based on the NYSE closing market price of the Company’s Class A Common Stock of $1.13 per share on the Record Date, such options were ‘‘out-of-the money’’ and had no realizable monetary value as of such date, as well.

Name (a)	Fiscal Year	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)(d)	Option Awards ($)(c)(e)	All Other Compensation ($)(f)	Total ($)
Alan S. Bernikow	2006	136,500	1,178	22,294	25,000	184,972
Paul J. Bohan	2006	123,500	1,178	20,168	—	144,846
Meyer Feldberg	2006	133,000	1,178	21,213	—	155,391
Edward J. Landau	2006	90,000	1,178	21,213	25,000	137,391
Debra L. Lee	2006	52,000	1,178	—	—	53,178
Linda Gosden Robinson	2006	53,000	1,178	21,213	—	75,391
Kathi P. Seifert	2006	68,000	1,178	—	—	69,178
Kenneth L. Wolfe	2006	57,000	1,178	20,168	—	78,346

(a)	See ‘‘Executive Compensation — Summary Compensation — Summary Compensation Table’’ regarding compensation paid during the fiscal year to David L. Kennedy, the Company’s President and Chief Executive Officer, who also serves as a member of the Board of Directors of Revlon, Inc. and Products Corporation, for which he receives no additional compensation. Mr. Perelman, who also serves as a member of the Company’s Board of Directors, did not receive any compensation for his service as a Director for 2006. Mr. Gittis, who was a Director of the Company during 2006 and who died in September 2007, also did not receive any compensation for his service as a Director for 2006. Mr. Drapkin, who was a Director of the Company during 2006, did not stand for re-election at the 2007 Annual Stockholders Meeting held on June 5, 2007. Mr. Drapkin also did not receive any compensation for his service as a Director for 2006.
(b)	Directors who currently are not receiving compensation as officers or employees of the Company or any of its affiliates (‘‘Non-Employee Directors’’) are paid an annual retainer fee of $35,000, payable in quarterly installments, and a fee of $1,000 for each meeting of the Board of Directors or any committee (other than the Audit Committee) that they attend. In recognition of the increased responsibilities that have arisen as a result of the passage of the Sarbanes-Oxley Act of 2002 and revised SEC and NYSE rules, and based upon advice from Mercer, members of the Audit Committee are paid an annual Audit Committee retainer fee of $10,000, in addition to the aforementioned annual retainer fee for Board membership, and a per meeting fee of $1,500 for each meeting of the Audit Committee that they attend. Non-Employee Directors who serve as chairman of the Audit Committee, Governance Committee and Compensation Committee each receive an annual retainer fee of $10,000 per annum, in addition to any other retainer or meeting fees they receive. Finally, each member of the pricing committee for the Company’s March 2006 $110 million rights offering (Messrs. Bernikow, Bohan and Feldberg) received a retainer fee of $25,000 and a per meeting attendance fee of $1,500, and each member of the pricing committee for the Company’s January 2007 $100 million rights offering (Messrs. Bernikow, Bohan and Feldberg) received a retainer fee of $10,000 and a per meeting attendance fee of $1,500.
(c)	The Compensation Committee determines a maximum face value of an annual stock option award each year for each Non-Employee Director (which face value amount, under the terms of the Company’s Stock Plan, cannot exceed $100,000 in any given year and was set at $75,000 for each of 2004 and 2005), with the face value amount of the grant being divided by the NYSE closing market price of the Company’s Class A Common Stock on the date of grant to determine the number of options to be granted to each Non-Employee Director. In November 2006, the Compensation Committee, based upon management’s recommendation and upon advice from Mercer, approved Awards of 25,000 shares of restricted stock to each of the Company’s Non-Employee Directors. The 2006 Non-Employee Director Awards of restricted stock were granted as part of the annual compensation for Board members in lieu of the annual grant of stock options to the Non-Employee Directors.
(d)	The amounts set forth under the ‘‘Stock Awards’’ column reflect the expense required under SFAS No. 123(R) to be recognized by the Company with respect to fiscal year 2006, excluding forfeiture assumptions, in respect of the 2006 Non-Employee Director Awards, which include all outstanding restricted stock awards held by the Directors listed above, all of which were unvested at December 31, 2006. The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 14 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007.

As noted above, each Non-Employee Director was granted 25,000 shares of restricted stock on November 28, 2006, which they each held at December 31, 2006. The grant date fair value of these restricted stock awards, based on the $1.52 NYSE closing market price of the Company’s Class A Common Stock on the November 28, 2006 grant date, was $38,000. These shares vest as to one-third of the total award on each anniversary of the grant date. On December 31, 2006, all of these shares were unvested and therefore had no realizable monetary value as of that date.

(e)	The amounts set forth under the ‘‘Option Awards’’ column reflect the expense required under SFAS No. 123(R) to be recognized by the Company with respect to fiscal year 2006, excluding forfeiture assumptions, in respect of all outstanding option awards held by the Non-Employee Directors and reflect awards granted in respect of years prior to 2006, some of which were unvested at December 31, 2006 (and all of which were ‘‘out-of-the-money’’ as of December 31, 2006). The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 14 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007. As of December 31, 2006, Mr. Bernikow held 36,876 stock options, Messrs. Bohan and Wolfe held 31,251 stock options, each of Messrs. Feldberg and Landau and Ms. Robinson held 53,751 stock options, and Mses. Lee and Seifert held no stock options. All such options were ‘‘out-of-the-money’’ as of December 31, 2006, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.28 on December 29, 2006 (the last NYSE trading day during 2006). Based on the NYSE closing market price of the Company’s Class A Common Stock of $1.13 per share on the Record Date, such options were ‘‘out-of-the money’’ and had no realizable monetary value as of such date, as well.

(f)	The amounts shown under the ‘‘All Other Compensation’’ column reflect fees received by Messrs. Bernikow and Landau as members of Products Corporation’s Board of Directors, Revlon, Inc.’s wholly-owned operating subsidiary. Mr. Perelman also serves as a member of Products Corporation’s Board of Directors, but received no fees for such service. Messrs. Bernikow and Landau, as non-employee members of Products Corporation’s Board of Directors, are paid an annual retainer fee of $25,000 per annum and a meeting fee of $1,000 for each meeting of Products Corporation’s Board of Directors that they attend.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 30, 2007 (unless otherwise noted), the number of shares of the Company’s Common Stock beneficially owned, and the percent so owned, by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Chief Executive Officer and each Chief Financial Officer during 2006 and each of the other Named Executive Officers and (iv) all directors and executive officers of the Company as a group. The number of shares owned are those beneficially owned, as determined under the applicable rules of the SEC for the purposes of this Information Statement, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Certain of the shares listed as beneficially owned are pursuant to stock options which were all ‘‘out-of-the-money’’ as of September 30, 2007, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.15 on September 28, 2007, the last NYSE trading date in September 2007.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Ronald O. Perelman .	276,059,793 (Class A	)	60.05% (Class A and Class B
35 E. 62nd St	31,250,000 (Class B	)(1)	combined)
New York, NY 10021			57.45% (Class A) 100.00% (Class B)
FMR Corp.	63,090,713 (Class A	)(2)	12.36% (Class A and Class B
82 Devonshire Street			combined)
Boston MA 02109			13.16% (Class A)
Alan S. Bernikow	47,084 (Class A	)(3)	*
Paul J. Bohan	39,584 (Class A	)(4)	*
Alan T. Ennis	43,927 (Class A	)(5)	*
Meyer Feldberg	62,084 (Class A	)(6)	*
David L. Kennedy	1,920,873 (Class A	)(7)	*
Robert K. Kretzman	1,147,463 (Class A	)(8)	*
Edward J. Landau	62,218 (Class A	)(9)	*
Debra L. Lee	8,333 (Class A	)	*
Thomas E. McGuire	114,041 (Class A	)(10)	*
Linda Gosden Robinson	62,084 (Class A	)(11)	*
Barry F. Schwartz	20,148 (Class A	)(12)	*
Kathi P. Seifert	131,413 (Class A	)	*
Jack L. Stahl	5,728,817 (Class A	)(13)	1.12% (Class A and Class B combined) 1.19% (Class A)
Kenneth L. Wolfe	54,584 (Class A	)(14)	*

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
All Directors and executive officers as a Group	279,659,588 (Class A	)	60.43% (Class A and Class B
(13Persons)(15)	31,250,000 (Class B	)	combined) 57.87% (Class A) 100% (Class B)

*	Less than one percent.
(1)	As of September 30, 2007, Mr. Perelman beneficially owned, directly and indirectly through MacAndrews & Forbes, 276,059,793 shares of Class A Common Stock (including, among other shares, 45,616,411 shares of Class A Common Stock beneficially owned by a family member, with respect to which shares MacAndrews & Forbes holds a voting proxy, 3,035,000 shares held directly by Mr. Perelman and 1,225,000 shares that Mr. Perelman may acquire under vested options). As of September 30, 2007, Mr. Perelman, through MacAndrews & Forbes, also beneficially owned all of the outstanding 31,250,000 shares of Revlon, Inc. Class B Common Stock, each of which is convertible into one share of Class A Common Stock, which, together with the Class A Common Stock referenced above, represented approximately 60% of the outstanding shares of Revlon, Inc. Common Stock and approximately 74% of the combined voting power of such shares as of September 30, 2007. Shares of Class A Common Stock and shares of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes are, and may from time to time be, pledged to secure obligations of MacAndrews & Forbes. A default under any of these obligations that are secured by the pledged shares could cause a foreclosure with respect to such shares of Class A Common Stock or stock of intermediate holding companies. A foreclosure upon any such shares of stock or dispositions of shares of Class A Common Stock or stock of intermediate holding companies beneficially owned by MacAndrews & Forbes could, in a sufficient amount, constitute a ‘‘change of control’’ under Products Corporation’s various borrowing facilities and debt instruments.
(2)	Information based solely on a Schedule 13G/A, dated and filed with the SEC on February 14, 2007 and reporting, as of December 31, 2006, beneficial ownership by FMR Corp. and Edward C. Johnson 3d of 63,090,713 shares of Class A Common Stock (collectively, the ‘‘Fidelity Owned Shares’’), including 17,891,578 shares with respect to which FMR Corp. has sole power to vote or direct the vote and 63,090,713 shares in total that FMR Corp. has sole power to dispose of or direct the disposition of. According to the Schedule 13G/A, Fidelity, a wholly-owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, was the beneficial owner of 45,199,135 shares of Class A Common Stock (which are included in the Fidelity Owned Shares) as a result of acting as investment advisor to various investment companies.
(3)	Includes 38,751 shares that Mr. Bernikow may acquire under vested options, all of which options were ‘‘out-of-the-money’’ as of September 30, 2007, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.15 on September 28, 2007, the last NYSE trading date of September 2007.
(4)	Includes 31,251 shares that Mr. Bohan may acquire under vested options, all of which options were ‘‘out-of-the-money’’ as of September 30, 2007, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.15 on September 28, 2007, the last NYSE trading date of September 2007.
(5)	Includes 33,927 shares held directly by Mr. Ennis that represent restricted shares that vested during 2007 (net of shares withheld by the Company to cover taxes due on such vesting) and 10,000 shares that Mr. Ennis may acquire under vested options, all of which options were ‘‘out-of-the-money’’ as of September 30, 2007, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.15 on September 28, 2007, the last NYSE trading date of September 2007.
(6)	Includes 53,751 shares that Mr. Feldberg may acquire under vested options, all of which options were ‘‘out-of-the-money’’ as of September 30, 2007, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.15 on September 28, 2007, the last NYSE trading date of September 2007.
(7)	Includes 533,623 shares held directly by Mr. Kennedy (including 288,650 shares that were purchased directly by Mr. Kennedy, 50,000 shares that represent restricted shares that vested during 2004, 42,477 shares that represent restricted shares that vested during 2005, 39,500 shares that represent restricted shares that vested during 2006 and 112,996 shares that represent restricted shares that vested during 2007, in each case net of shares withheld by the Company to cover taxes due on the vesting of certain of such shares) and 1,387,250 shares that Mr. Kennedy may acquire under vested options, all of which options were ‘‘out-of-the-money’’ as of September 30, 2007, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.15 on September 28, 2007, the last NYSE trading date of September 2007.
(8)	Includes 260,713 shares held directly by Mr. Kretzman (including 35,000 shares that represent restricted shares that vested during 2004, 78,420 shares that represent restricted shares that vested during 2005, 52,960 shares that represent restricted shares that vested during 2006 and 94,333 shares that represent restricted shares that vested during 2007, in each case net of shares withheld by the Company to cover taxes due on the vesting of certain of such shares) and 886,750 shares that Mr. Kretzman may acquire under vested options, all of which options were ‘‘out-of-the-money’’ as of September 30, 2007, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.15 on September 28, 2007, the last NYSE trading date of September 2007.
(9)	Includes 134 shares held directly by Mr. Landau and 53,751 shares that Mr. Landau may acquire under vested options, all of which options were ‘‘out-of-the-money’’ as of September 30, 2007, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.15 on September 28, 2007, the last NYSE trading date of September 2007.
(10)	Share ownership information based solely on records maintained by the Company through Mr. McGuire’s October 13, 2006 termination date. All of Mr. McGuire’s unvested stock options and unvested restricted stock awards were cancelled upon his termination. All of Mr. McGuire’s vested stock options were cancelled on January 11, 2007, 90 days following his termination, pursuant to the terms of the Stock Plan. Includes 114,041 shares held directly by Mr. McGuire (including 4,160 shares that were purchased directly by Mr. McGuire, 39,357 shares that represent restricted shares that vested during 2005 and 70,524 shares that represent restricted shares that vested during 2006).
(11)	Includes 53,751 shares that Ms. Robinson may acquire under vested options, all of which options were ‘‘out-of-the-money’’ as of September 30, 2007, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.15 on September 28, 2007, the last NYSE trading date of September 2007.
(12)	Mr. Schwartz was elected to the Company’s Board of Directors on November 1, 2007, to fill the vacancy caused by the death of Mr. Howard Gittis, a former Director who died in September 2007.
(13)	Share ownership information based solely on records maintained by the Company through Mr. Stahl’s September 18, 2006 termination date. Includes 2,893,817 shares held directly by Mr. Stahl (including 593,817 shares purchased directly by Mr. Stahl, 250,000 shares that represent restricted shares that vested during 2004, 900,000 shares that represent restricted shares that vested during 2005 and 1,150,000 shares that represent restricted shares that vested during 2006), and 2,835,000 shares that Mr. Stahl may acquire under vested options. Pursuant to the Stahl Separation Agreement, Mr. Stahl ceased employment with the Company on September 18, 2006.

(14)	Includes 15,000 shares held directly by Mr. Wolfe and 31,251 shares that Mr. Wolfe may acquire under vested options, all of which options were ‘‘out-of-the-money’’ as of September 30, 2007, in that in each case they had an exercise price that was above the NYSE closing market price of the Company’s Class A Common Stock of $1.15 on September 28, 2007, the last NYSE trading date of September 2007.
(15)	Does not include Messrs. Stahl and McGuire, who ceased employment with the Company on September 18, 2006 and October 13, 2006, respectively. Includes shares held by Mr. Gittis, a former Director who died on September 17, 2007.

EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2006

The following table sets forth as of December 31, 2006, with respect to all equity compensation plans of the Company previously approved and not previously approved by its stockholders: (i) the number of securities to be issued upon the exercise of outstanding options, warrants and rights, (ii) the weighted-average exercise price of such outstanding options, warrants and rights and (iii) the number of securities remaining available for future issuance under such equity compensation plans, excluding securities described in item (i) immediately above. A description of the Revlon, Inc. 2002 Supplemental Stock Plan (the ‘‘Supplemental Stock Plan’’) follows the table.

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category
Previously Approved by Stockholders:
Stock Plan	24,993,016	(1)	4.54	3,918,538	(4)
Not Previously Approved by Stockholders:(2)
Supplemental Stock Plan	—	(3)	N/A(3)	—

(1)	Includes 24,993,016 stock options issued and outstanding under the Stock Plan as of December 31, 2006. Does not include 7,855,643 shares of restricted stock and restricted stock units issued and outstanding under the Stock Plan as of such date.
(2)	The Supplemental Stock Plan was not required to be approved by Revlon, Inc.’s stockholders under NYSE rules in effect in February 2002 when the Supplemental Stock Plan was adopted.
(3)	Does not include 265,000 shares of restricted stock issued and outstanding under the Supplemental Stock Plan as of such date (all of which have since vested).
(4)	Of the 3,918,538 securities remaining available for future Awards (including stock options) under the Stock Plan as of December 31, 2006, 2,984,363 shares remained available for Awards of restricted stock and restricted stock units as of December 31, 2006.

On February 17, 2002, the Company adopted the Supplemental Stock Plan, the purpose of which was to provide Mr. Stahl, the Company’s former President and CEO and the sole eligible participant, with inducement awards to induce him to join the Company in 2002. The Supplemental Stock Plan covers 530,000 shares of the Company’s Class A Common Stock. On February 17, 2002, the Compensation Committee granted Mr. Stahl an Award of 530,000 restricted shares of Class A Common Stock, representing the full amount of the shares of Class A Common Stock issuable under the Supplemental Stock Plan. All of such shares are fully vested and no additional shares may be granted under such plan. The terms of the Supplemental Stock Plan and the foregoing grant of restricted shares to Mr. Stahl are substantially the same as the Stock Plan and the grant of restricted shares to Mr. Stahl under the Stock Plan. Pursuant to the terms of the Supplemental Stock Plan, such grant was made conditioned upon Mr. Stahl’s execution of the Company’s standard employee confidentiality and non-competition agreement, which condition Mr. Stahl fulfilled.

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors,
Robert K. Kretzman
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

                                , 2007

APPENDIX I

Third Amended and Restated Revlon, Inc. Stock Plan

ARTICLE I

GENERAL

1.1    Purpose.    The purpose of this Third Amended and Restated Revlon, Inc. Stock Plan (the ‘‘Plan’’) is to provide for certain officers, directors and executive, managerial and other employees of Revlon, Inc. (‘‘Revlon’’ and, together with its subsidiaries, the ‘‘Company’’) and its Affiliates an incentive to maintain and enhance the long-term performance and profitability of the Company. It is the further purpose of the Plan to permit the granting of awards that will constitute performance based compensation for certain executive officers, as described in section 162(m) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), and regulations promulgated thereunder.

1.2    Administration.

(a)    The Plan shall be administered by a committee (the ‘‘Committee’’) appointed by the Board of Directors of Revlon (the ‘‘Board’’), which committee shall consist of two or more directors. It is intended that the directors appointed to serve on the Committee shall be ‘‘outside directors’’ (within the meaning of Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto) to the extent Code section 162(m) is applicable, and that discretionary grants of Awards to non-employee directors be administered by a committee of ‘‘non-employee directors’’ (as such term is defined by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’)); however, the mere fact that a Committee member shall fail to qualify under the foregoing requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the sole discretion of, the Board. To the extent permitted by applicable law, the Committee may delegate to any officer of Revlon the authority to grant options (as defined below) to officers or employees of the Company who are not subject to Section 16 of the Exchange Act, or the limitations of Code section 162(m).

(b)    The Committee shall have the discretionary authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and Plan agreements executed pursuant to Section 2.6, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

(c)    The determination of the Committee on all matters relating to the Plan or any Plan agreement (as defined in Section 2.6) shall be conclusive.

(d)    No member of the Committee shall be liable for any Plan Action (as defined in Section 3.2(a)), including without limitation any action or determination made in good faith with respect to the Plan or any Award hereunder.

1.3    Persons Eligible for Awards.    Awards under the Plan may be made to such officers, directors and executive, managerial and other employees (‘‘key personnel’’) of the Company or its Affiliates as the Committee shall in its sole discretion select. The Committee may make grants of Awards conditional upon execution by the grantee of the Company’s standard Agreement on Confidentiality and Non Competition, as in effect from time to time.

1.4    Types of Awards Under Plan.

(a)    Awards may be made under the Plan in the form of (i) stock options (‘‘options’’), (ii) stock appreciation rights (‘‘stock appreciation rights’’) related to an option (‘‘related stock appreciation rights’’), (iii) stock appreciation rights not related to any option (‘‘unrelated stock appreciation rights’’), (iv) restricted stock awards, (v) unrestricted stock awards and (vi) restricted stock unit awards, all as more fully set forth in Article II (collectively, ‘‘Awards’’).

(b)    Options granted under the Plan may be either (i) ‘‘nonqualified’’ stock options subject to the provisions of Code section 83 or (ii) options intended to qualify for incentive stock option treatment described in Code section 422.

(c)    All options when granted are intended to be nonqualified options, unless the applicable Plan agreement explicitly states that an option is intended to be an incentive stock option. If an option is granted with the stated intent that it be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified option appropriately granted under the Plan provided that such option (or portion) otherwise satisfies the terms and conditions of the Plan relating to nonqualified options generally.

1.5    Shares Available for Awards.

(a)    Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which Awards may be granted shall be equal to the excess (if any) of (i) 65,650,000 shares over (ii) the sum (without duplication) of (A) the number of shares subject to outstanding options, outstanding unrelated stock appreciation rights, outstanding restricted stock awards not vested pursuant to the lapse of restrictions and outstanding restricted stock unit awards as to which the award cycle has not expired, granted under the Plan, (B) the number of shares previously issued pursuant to the exercise of options granted under the Plan, (C) the number of shares subject to an option, restricted stock award or restricted stock unit award or part thereof which is canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.8(f), (D) the number of shares in respect of which stock appreciation rights granted under the Plan shall have previously been exercised, (E) the number of shares previously vested pursuant to the lapse of restrictions under restricted stock awards granted under the Plan, (F) the number of shares previously issued pursuant to unrestricted stock awards, and (G) the number of shares previously issued or issuable pursuant to restricted stock unit awards as to which the award cycle has expired. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the grantee having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan. For purposes of the foregoing sentence, a grantee shall not be deemed to have received any ‘‘benefit’’ (i) in the case of forfeited restricted stock awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled pursuant to subsection (c) of this Section 1.5 by reason of a new Award being granted in substitution therefor. The grant or vesting of restricted stock unit awards that by their terms may be settled solely in cash shall not reduce the number of shares of Common Stock that may be made subject to awards under the Plan. Further, to the extent that payment for an option upon exercise is made with shares of Common Stock or shares of Common Stock are withheld from payment of an Award (including without limitation upon vesting of restricted stock) in satisfaction of any federal, state or local tax withholding requirements, such shares shall be available for future Awards under the Plan.

(b)    Shares of Common Stock that shall be subject to issuance pursuant to Awards made under the Plan shall be authorized and unissued or treasury shares of Common Stock.

(c)    Without limiting the generality of the preceding provisions of this Section 1.5, the Committee may, but solely with the grantee’s consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements as of the date such new Award is made.

(d)    In any calendar year, a person eligible for Awards under the Plan may not be granted options or stock appreciation rights covering in the aggregate a total of more than 5,700,000 shares of Common Stock with respect to 2004 and 1,000,000 shares of Common Stock with respect to any subsequent year. In any calendar year, an ‘‘independent’’ director (as determined pursuant to Revlon’s ‘‘Board Guidelines for Assessing Director Independence’’ or similar guidelines in effect from time to time) of Revlon who is not also an employee of the Company may not be granted options or stock appreciation rights covering in the aggregate more than such number of shares of Common Stock with a fair market value (determined as of any respective date of grant in accordance with Section 1.6(c)) in excess of $100,000.

1.6    Definitions of Certain Terms.

(a)    The term ‘‘Affiliate’’ as used herein means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

(b)    The term ‘‘Common Stock’’ as used herein means the shares of Class A Common Stock of Revlon as constituted on the effective date of the Plan, and any other shares into which such Common Stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

(c)    Except as otherwise determined by the Committee, the term ‘‘fair market value’’ as used herein as of any date and in respect of any share of Common Stock shall mean, as determined by the Committee, either (i) the closing price of a share of Common Stock as reported on the NYSE (or such other securities exchange or national market system on which Common Stock is principally traded) as of such date or (ii) the mean between the high and low sales prices of a share of Common Stock as reported on the NYSE (or such other securities exchange or national market system on which Common Stock is principally traded) as of such date.

(d)    In no event shall the fair market value of any share of Common Stock, the option exercise price of any option, the appreciation base per share of Common Stock under any stock appreciation right, or the amount payable per share of Common Stock under any other Award, be less than the par value per share of Common Stock.

ARTICLE II

STOCK OPTIONS; STOCK APPRECIATION RIGHTS; STOCK AWARDS;
RESTRICTED STOCK UNIT AWARDS

2.1    Grant of Stock Options.    The Committee may grant options under the Plan to purchase shares of Common Stock to such key personnel, in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan.

2.2    Grant of Stock Appreciation Rights.

(a)    The Committee may grant a related stock appreciation right in connection with all or any part of an option granted under the Plan, either at the time such option is granted or at any time thereafter prior to the exercise, termination or cancellation of such option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan. The grantee of a related stock appreciation right shall, subject to the terms and conditions of the Plan and the applicable Plan agreement, thereby have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related stock appreciation right, but only to the extent that the related option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to the related stock appreciation right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base (determined pursuant to Section 2.6(d)) of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered.

(b)    The Committee may grant an unrelated stock appreciation right to such key personnel, and in such amounts and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The grantee of an unrelated stock appreciation right shall, subject to the terms and conditions of the Plan and the applicable Plan agreement, have the right to surrender to the Company for cancellation all or a portion of such stock appreciation right, but only to the extent that such stock appreciation right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base (determined pursuant to Section 2.6(d)) of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered.

(c)    Payment due to the grantee upon exercise of a stock appreciation right shall be made (i) by check, (ii) in Common Stock (valued at the fair market value thereof as of the date of exercise), or (iii) partly in the manner provided in clause (i) and partly in the manner provided in clause (ii), all as determined by the Committee in its sole discretion. If the Committee shall determine to make all of such payments in Common Stock, no fractional shares shall be issued and no payments shall be made in lieu of fractional shares.

(d)    The grant or exercisability of any stock appreciation right may be subject to such conditions as the Committee, in its sole discretion, shall determine, including a change of ownership or control of the Company or an Affiliate. A stock appreciation right may be deemed to be automatically exercised upon the occurrence of such events or conditions as may be determined by the Committee in an applicable Plan agreement.

2.3    Special ISO Requirements.    In order for a grantee to receive special tax treatment with respect to stock acquired under an option granted as an incentive stock option, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company’s parent or subsidiary corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction in which Code section 424(a) applies. If an option granted under the Plan is intended to be an incentive stock option, then the option exercise price per share shall in no event be less than 100% of the fair market value of the Common Stock on the date of such grant. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10 percent or more of the total combined voting power of all classes of stock of the grantee’s employer corporation or of its parent or subsidiary corporation, then (i) the option exercise price per share shall in no event be less than 110% of the fair market value of the Common Stock on the date of such grant and (ii) such option shall not be exercisable after the expiration of five years after the date such option is granted. Options granted under the Plan that are intended to be incentive stock options may also have additional limitations pursuant to the Code.

2.4    Restricted and Unrestricted Stock Awards.

(a)    The Committee may grant restricted stock awards, alone or in tandem with other Awards under the Plan, to such key personnel, and subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Plan agreements. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of employment, or in the case of directors who are not employees of the Company or its Affiliates, their services as such, with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(b)    The Committee may grant unrestricted stock awards, alone or in tandem with other Awards under the Plan, to such key personnel and subject to such terms and conditions as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Plan agreements.

(c)    Each Plan agreement with respect to a restricted stock award shall set forth the amount (if any) to be paid by the grantee with respect to such Award and when or in what circumstances such payment is required to be made. If a grantee made any payment for a restricted stock award or portion thereof which does not vest, appropriate payment shall be made to the grantee upon or following such forfeiture if and on such terms and conditions as the Committee may determine.

(d)    Upon the grant of a restricted stock award, the Company shall promptly instruct its transfer agent to record the restricted stock as the property of the grantee, subject to the restrictions, terms and conditions set forth in the applicable Plan agreement. The Committee may provide that a certificate or certificates representing the shares underlying a restricted stock award shall be registered in the grantee’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the grantee until such shares become vested or are forfeited, all on such terms and conditions as the Committee may determine. Except as the applicable Plan agreement may otherwise provide, no shares underlying a restricted stock award may be assigned, transferred, or otherwise encumbered or disposed of by the grantee until such shares have vested in accordance with the terms of such Award. Subject to the provisions of Section 3.2, upon the vesting of a restricted stock award in accordance with the terms of such Award, the Company shall promptly instruct its transfer agent to eliminate any notation of the restrictions with respect to the shares and to record the shares as outstanding, with no restrictions. After any restricted stock award shall vest, the Company may issue or reissue to the grantee (or to the grantee’s designated beneficiary in the event of the grantee’s death) a certificate or certificates for the Common Stock underlying such restricted stock award without the restrictive legend on such terms and conditions as the Committee may determine.

(e)    If and to the extent that the applicable Plan agreement may so provide, a grantee shall have the right to vote and receive dividends on the shares underlying a restricted stock award granted under the Plan. Unless otherwise provided in the applicable Plan agreement, any stock received as a dividend on, or in connection with a stock split of, the shares underlying a restricted stock award shall be subject to the same restrictions as the shares underlying such restricted stock award.

(f)    In the event that the Committee grants a stock award that is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the following rules shall apply (as such rules may be modified by the Committee to conform with Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (i) payments under the stock award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the stock award relates (or if less, 25% of such period of service); (ii) the performance goal(s) to which the stock award relates shall be based on one or more of the following business criteria applied to the grantee, a business unit or the Company and/or an Affiliate: stock price, market share, sales, earnings per share, return on equity, assets, capital or investment, net income, operating income, operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs, sales growth, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, planning accuracy (as measured by comparing planned results to actual results), and implementation or completion of critical projects or processes; (iii) in any year, a grantee may not be granted stock awards covering a total of more than 1,000,000 shares of Common Stock pursuant to this Section 2.4(f); and (iv) once granted, the Committee may not have discretion to increase the amount payable under such stock award, provided, however, that whether or not a stock award is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the Committee shall make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business all determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board or any successor thereto (‘‘APB Opinion No. 30’’), (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making any award under this Section 2.4(f), certify in writing that all applicable performance goals have been attained.

2.5    Restricted Stock Unit Awards.

(a)    The Committee may grant restricted stock unit awards, alone or in tandem with other Awards under the Plan, to acquire shares of Common Stock to such key personnel and in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

(b)    Each restricted stock unit award under the Plan shall relate to a specified maximum number of shares, and shall be exchangeable, as determined in the sole discretion of the Committee, for all or a portion of such shares, or for cash (or such other form of consideration as may be determined by the Committee equivalent in value thereto) in up to an amount equal to the fair market value of an equal number of unrestricted shares, at the end of such specified period (an ‘‘award cycle’’) as may be established by the Committee. The number of such shares which may be deliverable pursuant to such restricted stock unit award shall be conditioned upon the completion of a specified period of employment (or in the case of directors who are not employees of the Company or its Affiliates, their services as such) with the Company or an Affiliate, upon the attainment over such award cycle of such measure of the performance of the Company, an Affiliate, one or more of its or their respective divisions or other business units, or the grantee, and/or upon such other criteria as the Committee may determine in its sole discretion. The Committee may make such provision in the Plan agreement for full or partial credit, prior to completion of such award cycle or achievement of the degree of attainment of any measures of performance specified in connection with such restricted stock unit award, in the event of the participant’s death, retirement or other cessation of services, or disability, or in such other circumstances, as the Committee in its sole discretion may determine to be fair and equitable to the participant or in the interest of the Company.

(c)    In the event that the Committee grants a restricted stock unit award that is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the following rules shall apply (as such rules may be modified by the Committee to conform with Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions, and any changes thereto): (i) payments under the restricted stock unit award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the restricted stock unit award relates (or if less, 25% of such period of service); (ii) the performance goal(s) to which the restricted stock unit award relates shall be based on one or more of the following business criteria applied to the grantee, a business unit or the Company and/or an Affiliate: stock price, market share, sales, earnings per share, return on equity, assets, capital or investment, net income, operating income, operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs, sales growth, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, planning accuracy (as measured by comparing planned results to actual results), and implementation or completion of critical projects or processes; (iii) in any year, a grantee may not be granted restricted stock unit awards covering a total of more than 1,000,000 shares of Common Stock pursuant to this Section 2.5(c); and (iv) once granted, the Committee may not have discretion to increase the amount payable under such restricted stock unit award, provided, however, that whether or not a restricted stock unit award is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the Committee shall make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business all determined in accordance with standards established by APB Opinion No. 30, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making any award under this Section 2.5(c), certify in writing that all applicable performance goals have been attained.

(d)    To the extent determined by the Committee and provided in a Plan agreement, dividend equivalents shall be credited to a grantee in respect of restricted stock units held by the grantee. Such dividend equivalents shall be converted into additional restricted stock units by dividing (i) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equal to the number of restricted stock units then credited by (ii) the fair market value per share of Common Stock on the payment date for such dividend. The additional restricted stock units credited by reason of such dividend equivalents shall be subject to all the terms and conditions of the restricted stock unit to which they relate.

2.6    Agreements Evidencing Awards.

(a)    Awards granted under the Plan shall be evidenced by written agreements (‘‘Plan agreements’’) which shall contain such provisions not inconsistent with the terms and provisions of the Plan as the Committee may in its sole discretion deem necessary or desirable.

(b)    Each Plan agreement with respect to the granting of an Award other than a related stock appreciation right shall set forth the number of shares of Common Stock subject to the Award granted thereby. Each Plan agreement with respect to the granting of a related stock appreciation right shall set forth the number of shares of Common Stock subject to the related option which shall also be subject to the related stock appreciation right granted thereby.

(c)    Each Plan agreement with respect to the granting of an option shall set forth the amount (the ‘‘option exercise price’’) payable by the grantee to the Company in connection with the exercise of the option evidenced thereby. The option exercise price per share shall in no event be less than 100% of the fair market value of a share of Common Stock on the date the option is granted.

(d)    Each Plan agreement with respect to a stock appreciation right shall set forth the amount (the ‘‘appreciation base’’) over which appreciation will be measured upon exercise of the stock appreciation right evidenced thereby. The appreciation base per share of Common Stock subject to an unrelated stock appreciation right shall in no event be less than 100% of the fair market value of a share of Common Stock on the date the stock appreciation right is granted. The appreciation base per share of Common Stock subject to a related stock appreciation right shall in all cases be the option exercise price per share of Common Stock subject to the related option.

2.7    Exercise of Related Stock Appreciation Right Reduces Shares Subject to Option.    Upon any exercise of a related stock appreciation right or any portion thereof, the number of shares of Common Stock subject to the related option shall be reduced by the number of shares of Common Stock in respect of which such stock appreciation right shall have been exercised.

2.8    Exercisability of Options, Stock Appreciation Rights and Other Awards; Cancellation of Awards in Certain Cases.

Subject to the other provisions of the Plan:

(a)    Except as hereinafter provided, each Plan agreement with respect to an option or stock appreciation right shall set forth the period during which and the conditions subject to which the option or stock appreciation right evidenced thereby shall be exercisable, and each Plan agreement with respect to a restricted stock award or restricted stock unit award shall set forth the period after which and the conditions subject to which the shares underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion. Unless the applicable Plan agreement otherwise specifies: no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant, and each option or stock appreciation right granted under the Plan shall become cumulatively exercisable with respect to 25% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on the first anniversary of the date of grant, and with respect to an additional 25% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on each of the second and third anniversaries of the date of grant, and shall become 100%

exercisable on the fourth anniversary of the date of grant, and shall remain 100% exercisable until the expiration date of the Award and shall terminate and cease to be exercisable on the day after the expiration date of the Award.

(b)    Except as provided in Section 2.10(e), (i) no option or stock appreciation right awarded on or after April 14, 2004 may be exercised more than 7 years after the date of grant, and (ii) no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable more than 10 years after the date of grant.

(c)    Unless the applicable Plan agreement otherwise provides, a related stock appreciation right shall be exercisable at any time during the period that the related option may be exercised.

(d)    Unless the applicable Plan agreement otherwise provides, an option or stock appreciation right granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such option or stock appreciation right shall then be exercisable.

(e)    An option or stock appreciation right shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.9.

(f)    Unless the applicable Plan agreement otherwise provides: in the case of an option or stock appreciation right, at any time after the Company’s receipt of written notice of exercise of an option or stock appreciation right and prior to the option or stock appreciation right exercise date (as defined in subsection (g) of this Section 2.8), and in the case of a stock award or restricted stock unit award, at any time within the six business days immediately preceding the otherwise applicable date on which the previously restricted stock award or restricted stock unit award would otherwise have become unconditionally vested or the shares subject thereto unconditionally deliverable, the Committee, in its sole discretion, shall have the right, by written notice to the grantee, to cancel such Award or any part thereof if the Committee, in its sole judgment, determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Stock from the public markets, the Company’s issuance of Common Stock to the grantee, the grantee’s acquisition of Common Stock from the Company and/or the grantee’s sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any part of an Award, the Company shall pay to the grantee an amount equal to the excess of (i) the aggregate fair market value of the shares of Common Stock subject to the Award or part thereof canceled (determined as of the option or stock appreciation right exercise date, or the date that shares would have been unconditionally vested or delivered in the case of a stock award or restricted stock unit award), over (ii) the aggregate option exercise price or appreciation base of the option or stock appreciation right or part thereof canceled (in the case of an option or stock appreciation right) or any amount payable as a condition of delivery of shares (in the case of a stock award or restricted stock unit award). Such amount shall be delivered to the grantee as soon as practicable after such Award or part thereof is canceled.

(g)    Unless the applicable Plan agreement otherwise provides, the ‘‘option exercise date’’ and the ‘‘stock appreciation right exercise date’’ shall be the date that written notice of exercise, together with payment, are received by the Company; provided that if subsection (f) of this Section 2.8 is applicable, the option exercise date or stock appreciation right exercise date shall be the later of: (i) the sixth business day following the date written notice of exercise is received by the Company; and (ii) the date when payment is received by the Company.

(h)    Notwithstanding any other provision of the Plan (but except as otherwise provided in this subsection (h)), Awards other than options and stock appreciation rights shall vest (i.e., become nonforfeitable) over a minimum period of three years; provided that (i) in the event of a Reorganization Event (as defined in Section 3.11(a)) or, in respect of such an Award to any grantee, in the event of the grantee’s death, disability, or retirement, no such minimum vesting period shall be required, (ii) to the extent vesting in such an Award is conditioned upon the achievement of one or more performance goals, the Award shall vest over a minimum period of one year (rather than over a minimum period of three years), and (iii) subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date, the total number of shares of Common Stock with respect to which Awards may be made under this

Section 2.8(h) without minimum vesting requirements shall not exceed (A) 6,565,000 shares (1) less the sum (without duplication) of (a) the number of shares subject to outstanding Awards granted pursuant to this clause (iii) or parts thereof not vested pursuant to the lapse of restrictions, (b) the number of shares subject to Awards granted pursuant to this clause (iii) or parts thereof which are canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.8(f), and (c) the number of shares subject to Awards granted pursuant to this clause (iii) or parts thereof which have vested pursuant to the lapse of restrictions, (2) plus (a) the number of shares subject to Awards granted pursuant to this clause (iii) or parts thereof not vested pursuant to the lapse of restrictions which are canceled without payment of cash or other consideration in connection with termination of the grantee’s employment, services or otherwise and (b) shares of Common Stock withheld by the Company for taxes upon vesting of any such Awards granted pursuant to this clause (iii)). For purposes of this subsection (h), vesting over a three-year period or one-year period (as the case may be) may include periodic vesting determined by the Committee over such period if the rate of such vesting is proportional throughout such period; provided, however, that, other than Awards granted under clause (iii) of this Section 2.8(h), Awards other than options and stock appreciation rights may not include periodic vesting thereunder for any interval of less than one year.

2.9    Payment of Award Price.

(a)    Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, any written notice of exercise of an option or stock appreciation right must be accompanied by payment of the full option or stock appreciation exercise price. If Section 2.8(g) applies, and the six business day delay for the option exercise date or stock appreciation right exercise date is applied, the grantee shall have no right to pay the option or stock appreciation right exercise price or to receive Common Stock with respect to the option or stock appreciation right exercise prior to the lapse of such six business days.

(b)    Payment of the option exercise price and of any other payment required by the Plan agreement to be made pursuant to any other Award shall be made in any combination of the following: (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee); (ii) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s sole discretion be deemed conditional; and/or (iii) unless otherwise provided in the applicable Plan agreement, by delivery of previously-acquired shares of Common Stock owned by the grantee for at least six months (or such longer or shorter period as the Committee may in its sole discretion determine that will not result in variable accounting treatment) having a fair market value (determined as of the option exercise date, in the case of options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby or attestation as to the ownership of such shares of Common Stock by the grantee, provided that the Committee may require, as a condition of accepting any such delivery (or attestation as to ownership) of shares of Common Stock, that the grantee furnish an opinion of counsel acceptable to the Company to the effect that such delivery (or attestation) would not result in the grantee incurring any liability under Section 16(b) of the Exchange Act and does not require any Consent (as defined in Section 3.2(b)) (a ‘‘Compliance Opinion’’). Payment in accordance with clause (i) of this Section 2.9(b) may be deemed to be satisfied, if and to the extent that the applicable Plan agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock to be acquired pursuant to the Award to pay for all of the Common Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Common Stock, provided that the Committee may require, as a condition of accepting any such payment, that the grantee furnish a Compliance Opinion. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Sections 2.8(f) and 3.2, deliver to the grantee a certificate or certificates for the shares of Common Stock deliverable pursuant to such Award, which certificate or certificates may bear such legends as the Company may deem appropriate concerning restrictions on their disposition in accordance with applicable federal and state securities laws, rules and regulations or otherwise.

(c)    Notwithstanding any other provision of this Plan or the applicable Plan agreement, no grantee shall, directly or indirectly, sell any shares of Common Stock unless (i) such grantee owns the shares to be sold or has exercised an Award with respect thereto and the shares to be sold are immediately issuable to the grantee pursuant to such exercise (subject to Section 2.8(g) if applicable) and (ii) such grantee delivers such shares in settlement in accordance with all settlement rules applicable to such transaction.

2.10     Termination of Employment or Services.

(a)    The following ‘‘default rules’’ set forth in this Section 2.10 shall govern the exercisability of options and the continuation of other Awards following termination of employment of a grantee with the Company and its Affiliates, or the termination of services as a director for the Company and its Affiliates for directors who are not employees of the Company or its Affiliates, except in each case where: (i) other provisions of the Plan specify a different rule (e.g., Section 3.11 dealing with early termination of an option in connection with certain corporate events); or (ii) the Plan agreement provides for a different rule (as specified by the Committee pursuant to its authority under the Plan).

(b)    Upon termination of a grantee’s employment with the Company and its Affiliates, or in the case of termination of services for directors who are not employees, (i) by the Company or its Affiliate either for (A) ‘‘good reason’’ as defined in the Revlon Executive Severance Policy as in effect on the date of adoption of this Plan, with respect to employees or (B) ‘‘good reason,’’ ‘‘cause’’ or any like term as defined under any employment agreement to which a grantee may be a party or, in the case of non-employee directors, removal for cause as set forth in Revlon’s By-laws from time to time or (ii) by a grantee otherwise than either for (A) ‘‘good reason,’’ ‘‘cause’’ or any like term as defined under any employment agreement to which a grantee may be a party from time to time or (B) the reasons described in subsection (d) or (e) hereof, all outstanding options and stock appreciation rights granted to such grantee shall cease to be exercisable, the portions of all restricted stock or restricted stock unit Awards which are unvested or as to which all restrictions have not lapsed shall be automatically cancelled and such grantee may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following the date of such termination of employment with respect to employees or termination of services in the case of non-employee directors, and all outstanding Awards held by such grantee shall in all respects automatically be canceled on the date of such termination of employment or services, as the case may be.

(c)    Upon termination of a grantee’s employment with the Company and its Affiliates, or in the case of termination of services for non-employee directors, for any reason other than as described in subsection (b), (d) or (e) hereof (including by reason of such grantee’s employer ceasing to be an Affiliate of the Company), the portions of outstanding options and stock appreciation rights granted to such grantee that are exercisable as of the date of termination of employment or, in the case of non-employee directors, services, may continue to be exercised, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of such employment or services, as the case may be, may be given for a period of ninety (90) days from and including the date of termination of such employment or services, but no additional portions of outstanding options or stock appreciation rights granted to such grantee shall become exercisable, and such grantee may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following the date of such termination of employment or services, and such unexercisable or unvested Awards or parts thereof, including the portions of all restricted stock and restricted stock unit awards which are unvested or as to which all restrictions have not lapsed, shall in all respects automatically be canceled on the date of such termination of employment or services.

(d)    If the grantee voluntarily retires with the consent of the grantee’s employer or retires as a non-employee director with the consent of the Company or the grantee’s employment or services as a non-employee director terminates due to permanent disability, the portions of outstanding options and stock appreciation rights granted to such grantee that are exercisable as of the date of voluntary retirement or termination of employment or, in the case of non-employee directors, services, may continue to be exercised, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of such employment or services, as the case may be, may be given for a period of one year from and including the date of termination of such employment or services, but no additional portions of outstanding options or stock appreciation rights granted to such grantee shall become exercisable, and such grantee may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following the date of such termination of employment or services, and such unexercisable or unvested Awards or parts thereof, including the portions of all restricted stock and restricted stock unit awards which are unvested or as to which all restrictions have not lapsed, shall in all respects automatically be canceled on the date of such termination of employment or services.

(e)    If the grantee’s employment or services (in the case of non-employee directors) terminates by reason of death, or if the grantee’s employment or services (in the case of non-employee directors) terminates under circumstances providing for continued exercisability under subsection (c) or (d) of this Section 2.10 and during the period of continued exercisability described in subsection (c) or (d) the grantee dies, the portions of outstanding options and stock appreciation rights granted to such grantee that are exercisable as of the date of the grantee’s death may continue to be exercised, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of death of such grantee may be given by the person to whom such rights have passed under the grantee’s will (or, if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the grantee’s death (notwithstanding that such period may extend beyond the otherwise applicable expiration date of the Award), but no additional portions of outstanding options or stock appreciation rights granted to such grantee shall become exercisable, and such grantee (or the person to whom such rights have passed under the grantee’s will (or, if applicable, pursuant to the laws of descent and distribution)) may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following either the date of death of such grantee as respects a grantee whose employment or services terminates by reason of death, or the date provided in subsection (c) or (d) as respects a grantee whose death occurs during the period of continued exercisability provided in subsection (c) or (d), and such unexercisable or unvested Awards or parts thereof, including the portions of all restricted stock and restricted stock unit awards which are unvested or as to which all restrictions have not lapsed, shall in all respects automatically be canceled either on the date of death of such grantee as respects a grantee whose employment or services terminates by reason of death, or the date provided in subsections (c) or (d) as respects a grantee whose death occurs during the period of continued exercisability provided in subsections (c) or (d).

(f)    Notwithstanding the foregoing, the Committee may, subject to the provisions of this subsection (f), provide for a longer or shorter period for exercise of an option or stock appreciation right or may permit a grantee to continue vesting under any option, stock appreciation right or restricted stock or restricted stock unit award or to make any payment, give any notice and continue satisfying any performance or other condition under any other Award in the case of a grantee whose employment terminates, as follows:

(i)    the Committee may make the aforesaid adjustments in respect to Awards of restricted stock and restricted stock units not subject to the minimum vesting requirements of Section 2.8(h), which have been granted pursuant to the exception thereto in Section 2.8(h)(iii), in the case of a grantee whose employment has terminated, for any reason in the Committee’s discretion, and

(ii)    the Committee may make the aforesaid adjustments in respect to any Award granted under the Plan (without limitation by clause (i) immediately above) in the case of a grantee whose employment has terminated due to (or in connection with) the following circumstances: (1) the occurrence of a Reorganization Event involving the Company; or (2) such grantee’s employer ceases to be an Affiliate of the Company; or (3) a grantee transfers employment with the Company’s consent to a purchaser of a business disposed of by the Company; or (4) a grantee voluntarily retires with the consent of the grantee’s employer or retires as a non-employee director with the consent of the Company; or (5) a grantee’s employment or services as a non-employee director terminates due to permanent disability; or (6) a grantee dies.

The Committee may in its sole discretion determine: (i) whether any termination of employment or services (in the case of non-employee directors) is a voluntary retirement with employer or the Company consent or is due to permanent disability for purposes of the Plan; (ii) whether any leave of absence (including any short-term or long-term disability or medical leave) constitutes a termination of employment within the meaning of the Plan; or (iii) the applicable date of any such termination of employment or services (in the case of non-employee directors) or permanent disability, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

(g)    Any grantee who terminates employment with the Company and its Affiliates who accepts employment with a competitor of the Company in violation of the Company’s Employee Agreement as to Confidentiality and Non-Competition, as in effect from time to time, or in violation of any other non-competition agreement or covenant executed by the grantee, as in effect from time to time, shall, within ten (10) days of such acceptance of employment, make a cash payment to the Company equal to the value of any: (1) profits realized from the exercise of any option or stock appreciation right during the twelve (12) month period immediately prior to termination of employment; and (2) restricted stock which vested, or any other Award which vested or for which consideration was received, during the twelve (12) month period immediately prior to the date of such termination of employment and the Company shall be authorized to deduct such amounts from any amounts otherwise due such grantee.

ARTICLE III

MISCELLANEOUS

3.1    Amendment of the Plan; Modification of Awards.

(a)    The Board may, without shareholder approval, at any time and from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall impair any rights under any Award theretofore made under the Plan without the consent of the person to whom such Award was made. Furthermore, except as and to the extent otherwise permitted by Section 3.5 or 3.11, no such amendment shall, without approval by a majority in voting power of Revlon’s stockholders:

(i)    materially increase the benefits accruing to grantees under the Plan;

(ii)    materially increase the number of shares of Common Stock in respect of which Awards may be issued under the Plan pursuant to Section 1.5, or increase the number of shares of Common Stock in respect of which Awards may be granted in any year under Section 1.5;

(iii)    materially modify the designation in Section 1.3 of the class of persons eligible to receive Awards under the Plan;

(iv)    except as provided in Section 2.10(e), (A) permit a stock option or unrelated stock appreciation right awarded on or after April 14, 2004 to be exercisable more than 7 years after the date of grant, or (B) permit shares of Common Stock underlying any other Award to vest or become deliverable more than 10 years after the date of grant;

(v)    permit a stock option to have an option exercise price, or a stock appreciation right to have an appreciation base, of less than 100% of the fair market value of a share of Common Stock on the date the stock option or stock appreciation right is granted;

(vi)    have the effect of lowering the option exercise price of any option or the appreciation base per share of any stock appreciation right after it is granted; or

(vii)    extend the term of the Plan beyond the period set forth in Section 3.14.

(b)    Unless otherwise provided in the Plan or the applicable Plan agreement and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an Award may vest or be exercised and/or (ii) extend the scheduled expiration date of the Award, except that no such amendment shall impair any rights under any Award theretofore made under the Plan to the grantee without the consent of the grantee.

3.2    Restrictions.

(a)    If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the acquisition, issuance or purchase of shares or other rights thereunder, any determination regarding vesting or termination of any Award or satisfaction of any performance or other condition thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a ‘‘Plan Action’’), then such Plan Action shall not be required to be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, in the event that (i) the Committee shall be entitled under the Plan to make any payment in cash, Common Stock or both, and (ii) the Committee shall determine that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid.

(b)    The term ‘‘Consent’’ as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state, local or foreign law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state, local or foreign law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company or any of its Affiliates.

3.3    Nontransferability.

(a)    No Award granted to any grantee under the Plan and no rights under any Plan agreement shall be assignable or transferable by the grantee (voluntarily or by operation of law) other than by will or by the laws of descent and distribution to the extent provided by the Plan and any applicable Plan agreement. During the lifetime of the grantee, all rights with respect to any Award granted to the grantee under the Plan or under any Plan agreement shall be exercisable only by such grantee.

(b)    Notwithstanding Section 3.3(a), the Committee may in the applicable Plan agreement or at any time thereafter provide that options granted hereunder which are not intended to qualify as incentive stock options under Code section 422 may be transferred without consideration by the grantee, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

(i)    the grantee’s spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the ‘‘Immediate Family’’);

(ii)    a trust solely for the benefit of the grantee and or members of his or her Immediate Family; or

(iii)    a partnership or limited liability company whose only partners or shareholders are the grantee and/or members of his or her Immediate Family members

(each transferee described in clauses (i), (ii) and (iii) above is hereinafter referred to as a ‘‘Permitted Transferee’’); provided that the grantee provides the Committee with advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Plan agreement; and provided further that with respect to options granted to officers and directors subject to the reporting requirements of Section 16 of the Exchange Act, no such options may be transferred within six months of the grant date to the extent such transfer would result in the grant of the option being deemed to constitute a non-exempt purchase under Section 16 of the Exchange Act. The terms of any such transferred option shall apply to the Permitted Transferee, except that Permitted Transferees shall not be entitled to transfer any options, other than by will or the laws of descent and distribution.

3.4    Withholding Taxes.

(a)    Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an option or stock appreciation right, upon the lapse of restrictions on restricted stock awards, pursuant to restricted stock unit awards or otherwise, the Committee shall be entitled to require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid to a grantee under the Plan (whether upon the exercise or cancellation of an Award or otherwise), the Company shall be entitled as a condition of its payment to deduct therefrom, or from any compensation, expense reimbursement or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax and like requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

(b)    With the approval of the Committee, a grantee may satisfy the foregoing withholding requirements, in whole or in part, by electing to have the Company withhold from delivery shares of Common Stock having a fair market value (determined as of the date as of which the amount of tax to be withheld is determined) equal to the minimum amount of tax required to be withheld. A grantee may also satisfy, in whole or in part, the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such shorter or longer period as the Committee may approve or require that will not result in variable accounting treatment) having a fair market value (determined as of the date of such delivery by the grantee) equal to the amount otherwise payable. Without limiting the generality of the foregoing, the Committee may require, as a condition of accepting any such delivery or approving any such withholding of shares of Common Stock, that the grantee furnish a Compliance Opinion.

3.5    Adjustments Upon Changes in Capitalization.    In the event that any dividend or other distribution is declared by the Company (whether in the form of cash, Company stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event with respect to the Company, if the Committee determines in its sole discretion that it is appropriate to do so, (i) the number and kind of shares of Common Stock or other property which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock, cash, or other property to be issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, and (iv) the maximum number of shares subject to Awards which may be awarded to any grantee during any period shall be equitably adjusted (including without limitation by way of cancellation of an Award in exchange for a cash payment) to prevent the dilution or enlargement of the rights of grantees without change in any aggregate purchase price; provided that no incentive stock option granted under the Plan shall be adjusted in a manner that causes such option to fail to continue to qualify as an ‘‘incentive stock option’’ within the meaning of Code section 422 without the consent of the grantee. Adjustments under this Section 3.5 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

3.6    Right of Discharge Reserved.    Nothing in the Plan or in any Plan agreement shall confer upon any officer, director, employee or other person the right to continue in the employment of, or to continue performing services as a director for, the Company or any of its Affiliates or affect any right which the Company or any of its Affiliates may have to terminate the employment or services of such officer, director, employee or other person.

3.7    No Rights as a Stockholder.    No grantee or other person exercising an option or stock appreciation right or entitled to delivery of shares of Common Stock pursuant to any other Award shall have any of the rights of a stockholder of the Company with respect to shares subject to an option or stock appreciation right or shares deliverable upon exercise of any other Award until the issuance of a stock certificate to such person for such shares or such person is otherwise deemed to have been issued shares pursuant to this Plan (including without limitation pursuant to Section 2.4(d)). Except as otherwise provided in Section 3.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is registered in the name of the grantee. In the case of a grantee of a restricted stock award, the grantee shall have the rights of a stockholder of the Company if and only to the extent provided in the applicable Plan agreement.

3.8    Nature of Payments.

(a)    Any and all grants of options, stock appreciation rights, stock awards and restricted stock unit awards and payments of cash or issuances of shares of Common Stock hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or for its Affiliates by the grantee.

(b)    All such grants, issuances and payments shall constitute a special incentive payment to the grantee and shall not, unless otherwise determined by the Committee, be taken into account in calculating the amount of compensation of the grantee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate, on the one hand, and the grantee on the other hand.

(c)    By accepting an Award under the Plan, the grantee shall thereby be understood to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided herein or in the applicable Plan agreement, notwithstanding any contrary provision in any written employment contract or other agreement with the grantee, whether any such agreement is executed before or after the grant date of the Award.

3.9    Non-Uniform Determinations.    The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive Awards under the Plan, (b) the terms and provisions of Awards under the Plan, (c) the exercise by the Committee of its discretion in respect of the exercise of rights pursuant to the terms of the Plan or any Plan agreement, and (d) the treatment of leaves of absences, disability leaves, terminations for cause or good reason and other determinations under the Plan or any Plan agreement.

3.10    Other Payments or Awards.    Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Affiliate or the Committee from making any award or payment or granting any right to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11    Reorganization.

(a)    In the event that Revlon or any successor is merged or consolidated with another corporation and, whether or not Revlon or such successor shall be the surviving corporation, there shall be any change in the shares of Common Stock as then constituted by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a reorganization or liquidation of Revlon or any successor, or other similar transaction (each such event being hereinafter referred to as a ‘‘Reorganization Event’’) or in the event that the Board shall propose that Revlon or any successor enter into a Reorganization Event, then the Committee may in its sole discretion, by written notice to a grantee: (1) provide that such grantee’s options and stock appreciation rights and all other Awards requiring action on the part of such grantee will be terminated unless such grantee exercises or takes such action within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice; provided however that if the Committee takes such action the Committee also shall accelerate to an appropriate earlier date the dates upon which all outstanding options and stock appreciation rights of such grantee shall be exercisable and such action under such other Awards may be taken; or (2) accelerate to an appropriate earlier date the dates upon which all outstanding options and stock appreciation rights of such grantee shall be exercisable and the dates upon which action may be taken under other Awards requiring action on the part of such grantee. The Committee also may in its sole discretion, by written notice to a grantee, provide that the restrictions on restricted stock awards lapse and the performance and other conditions of other Awards shall be adjusted in the event of a Reorganization Event upon such terms and conditions as the Committee may determine.

(b)    Whenever deemed appropriate by the Committee, the actions referred to in Section 3.11(a) may be made conditional upon the consummation of the applicable Reorganization Event.

3.12    Legend on Certificates.    All certificates for shares of Common Stock issued pursuant to Awards hereunder may be stamped or otherwise imprinted with a legend in such form as the Company may require with respect to any applicable restrictions on the sale or transfer of shares.

3.13    Section Headings.    The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

3.14    Term of Plan.    The Plan shall terminate on April 14, 2014, and no Awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all Awards made under the Plan prior to such termination date shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan agreement.

3.15    Tenure.    A participant’s right, if any, to continue to serve the Company or any of its Affiliates as a director, officer, employee or otherwise shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

3.16    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

3.17    Governing Law.    This Plan shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

3.18    Conditions.    If pursuant to Section 2.10(f) or Section 3.11(a) the dates upon which options shall be exercisable are accelerated, it shall be on the condition that with respect to options granted to officers and directors subject to the reporting requirements of Section 16 of the Exchange Act the shares underlying such options may not be sold by any such individual (or their estate or Permitted Transferee) within 6 months after the grant of the option to the extent such sale would result in the grant of the option being deemed to constitute a non-exempt purchase under Section 16 of the Exchange Act.